UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
________________________________________________

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☐	Soliciting Material Pursuant to §240.14a-12
HARMONIC INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARMONIC INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 9, 2016
TO THE STOCKHOLDERS OF HARMONIC INC.
NOTICE IS HEREBY GIVEN that the 2016 annual meeting of stockholders (the “Annual Meeting”) of Harmonic Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 9, 2016, at 9:00 a.m., Pacific Time, at the Company’s principal offices, located at 4300 North First Street, San Jose, California 95134, for the following purposes:

1.	To elect seven (7) directors to serve until the earlier of the 2017 annual meeting of stockholders or until their successors are elected and qualified or until their earlier resignation or removal;

2.	To hold an advisory vote on executive compensation;

3.	To approve an amendment to the Company’s 2002 Employee Stock Purchase Plan to increase the number of shares of Common stock reserved for issuance thereunder by 1,500,000 shares;

4.	To approve an amendment to the Company’s 1995 Stock Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares;

5.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2016; and

6.	To transact such other matters as may properly come before the Annual Meeting or any adjournment, postponement or other delay thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. All stockholders of record at the close of business on Friday, April 15, 2016, are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof.
We are pleased to continue our practice of furnishing proxy materials over the Internet. We believe doing so allows us to provide our stockholders with the information they need, while lowering the costs of the delivery of the materials and reducing the environmental impact of printing and mailing hard copies. Accordingly, unless you have previously requested to receive our proxy materials in paper form or by email, you will receive a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”). Stockholders who continue to receive paper copies of proxy materials may elect to receive future proxy materials via electronic delivery by enrolling at www.proxyvote.com.
On or about April 28, 2016, we expect to send to our stockholders of record (other than those who previously requested electronic or paper delivery) the E-Proxy Notice containing instructions on how to access our proxy materials, including our proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. The E-Proxy Notice also instructs you on how to access your proxy card to vote through the Internet or by telephone.
Stockholders who continue to receive paper copies of proxy materials may elect to receive future proxy materials via electronic delivery by enrolling at www.proxyvote.com.
All eligible stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to vote as promptly as possible to ensure that your vote is recorded. Please review the instructions on each of your voting options described in the proxy materials, as well as the E-Proxy Notice if you received one.

By Order of the Board of Directors,

Timothy C. Chu
Corporate Secretary
San Jose, California
April 28, 2016

YOUR VOTE IS EXTREMELY IMPORTANT
In order to ensure your representation at the Annual Meeting, you are requested to vote, at your earliest convenience, over the Internet or by telephone, whether or not you plan to attend the meeting. If you received a paper proxy card and voting instructions by mail, you may vote your shares by completing, dating and signing the enclosed proxy and mailing it promptly, whether or not you plan to attend the meeting. You may revoke your proxy at any time before it is voted.

PROXY STATEMENT TABLE OF CONTENTS

HARMONIC INC.
PROXY STATEMENT
2016 ANNUAL MEETING OF STOCKHOLDERS
4300 NORTH FIRST STREET
SAN JOSE, CALIFORNIA 95134
INFORMATION CONCERNING SOLICITATION AND VOTING
GENERAL
The enclosed proxy card is solicited on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Harmonic Inc., a Delaware corporation (“Harmonic,” “we” or the “Company”), for use at the 2016 Annual Meeting of Stockholders and any adjournment(s), postponement(s) or other delays thereof (the “Annual Meeting”) to be held on Thursday, June 9, 2016, at 9:00 a.m., Pacific Time, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s principal offices, located at 4300 North First Street, San Jose, California 95134. The telephone number of the Company’s principal offices is 1-408-542-2500.

INTERNET AVAILABILITY OF PROXY MATERIALS
Under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about April 28, 2016, we expect to send to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) containing instructions on how to access our proxy materials, including our proxy statement (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “2015 Annual Report”). The E-Proxy Notice also instructs you on how to access your proxy card to vote through the Internet or by telephone.

This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting, and help conserve natural resources. If you previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise. However, if you would prefer to receive printed proxy materials, please follow the instructions to receive printed proxy materials included in the E-Proxy Notice.

WHO CAN VOTE AT THE ANNUAL MEETING
Stockholders as of the close of business on April 15, 2016 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 77,317,350 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), were issued and outstanding.

Stockholder of Record: Shares Registered in Your Name

If on April 15, 2016, your shares were registered directly in your name with our transfer agent, Computershare Investor Services, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote over the Internet or by telephone, or if you received paper proxy materials by mail, by filling out and returning the proxy card in the enclosed postage-paid envelope.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee

If on April 15, 2016, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and it has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

HOW TO VOTE
If you are a stockholder of record you may vote by proxy or in person by ballot at the Annual Meeting. To vote by proxy, you may vote via the Internet or by telephone by following the instructions provided on the E-Proxy Notice or proxy card, or if you received a paper proxy card and voting instructions by mail, you should sign, date and return the enclosed proxy card in the enclosed postage-paid envelope before the Annual Meeting.
If you are a beneficial owner and not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it on how to vote your shares.

REVOCABILITY OF PROXIES
Any proxy may be revoked by the person giving it at any time before its use at the Annual Meeting by delivering to the Secretary of the Company, at the Company’s principal offices, a written notice of revocation or a signed proxy bearing a later date, or by voting on a later date by telephone or via the Internet. If you attend the Annual Meeting in person and vote by ballot, any previously submitted proxy will be revoked.
Please note, however, that if you are a beneficial owner and you wish to change or revoke your proxy, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the Annual Meeting and voting in person.

QUORUM; VOTING REQUIREMENTS
Each stockholder is entitled to one vote for each share of Common Stock held as of the Record Date on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.
The holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitutes a quorum for action at the Annual Meeting. Shares that reflect abstentions and broker non-votes count as present at the Annual Meeting for the purposes of determining a quorum.
Directors are elected by a plurality of the votes cast. The advisory vote on executive compensation (Proposal Two in this Proxy Statement), the amendment to the Company’s 2002 Employee Stock Purchase Plan (Proposal Three in this Proxy Statement), the amendment to the Company’s 1995 Stock Plan (Proposal Four in this Proxy Statement) and the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal Five in this Proxy Statement) each requires the favorable vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy and entitled to vote on the proposal.
In the election of directors (Proposal One in this Proxy Statement), abstentions and broker non-votes will be disregarded and have no effect on the outcome of the vote. With respect to the advisory vote on executive compensation (Proposal Two in this Proxy Statement), the amendment to the Company’s 2002 Employee Stock Purchase Plan (Proposal Three in this Proxy Statement), the amendment to the Company’s 1995 Stock Plan (Proposal Four in this Proxy Statement) and the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal Five in this Proxy Statement), abstentions will have the same effect as voting against the proposal and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.
If you hold shares beneficially in street name (that is, in an account at a bank or broker) and do not provide your bank or broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a bank or broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal Five in this Proxy Statement).

SOLICITATION
The Company will bear the cost of soliciting proxies, including the preparation, assembly, Internet hosting, printing and mailing of the E-Proxy Notice, this Proxy Statement, the proxy card and any other proxy materials furnished to stockholders by the Company in connection with the Annual Meeting. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding the proxy materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, facsimile, email, Internet or personal solicitation by directors, officers, employees or independent contractors of the Company. Other than for any such independent contractors, no additional compensation will be paid to such persons for such services.

BOARD OF DIRECTORS’ VOTING RECOMMENDATION
The Board of Directors recommends that you vote your shares “FOR” each of the Board’s nominees that are standing for election to the Board of Directors (Proposal One in this Proxy Statement), “FOR” the approval of the advisory vote on executive compensation (Proposal Two in this Proxy Statement), “FOR” the amendment to the Company’s 2002 Employee Stock Purchase Plan (Proposal Three in this Proxy Statement), “FOR” the amendment to the Company’s 1995 Stock Plan (Proposal Four in this Proxy Statement) and “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal Five in this Proxy Statement).

IF YOU RECEIVE MORE THAN ONE PROXY CARD OR E-PROXY NOTICE
If you receive more than one proxy card or E-Proxy Notice, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on the E-Proxy Notice on how to access each proxy card and vote each proxy card over the Internet or by telephone. If you received paper proxy materials by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.

STOCKHOLDER PROPOSAL PROCEDURES AND DEADLINES
Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2017 annual meeting of stockholders and that stockholders desire to have included in the Company’s proxy materials relating to such meeting pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by Harmonic at its principal offices at 4300 North First Street, San Jose, California 95134, Attention: Corporate Secretary, no later than December 29, 2016 . Any such proposals of stockholders must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the Company’s proxy materials for that meeting.
Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2017 annual meeting of stockholders and that such stockholders do not desire to have included in the Company’s proxy materials for that meeting must be received in writing by Harmonic at its principal offices at 4300 North First Street, San Jose, California 95134, Attention: Corporate Secretary, no earlier than March 11, 2017 and no later than April 10, 2017.
However, if the date of our 2017 annual meeting occurs more than 30 days before or after June 9, 2017, then notice of a stockholder proposal that is not intended for inclusion in our proxy statement under Rule 14a-8 must be received by the Company no later than the close of business on the later of (i) 90 days prior to next year’s annual meeting and (ii) 10 days after public announcement of the annual meeting date.
If a stockholder gives notice of such a proposal after the deadlines described above, the Company’s designated proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company’s 2017 annual meeting of stockholders.
Furthermore, under the Company’s amended and restated bylaws (the “Bylaws”), a stockholder’s notice of business to be brought before an annual meeting must set forth, as to each proposed matter: (a) a brief description of the business and reason for conducting such business at the meeting; (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and any associated person of such stockholder; (c) the class and number of shares of the Company owned by the stockholder proposing such business and any associated person of such stockholder; (d) whether, and the extent to which, any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any associated person of such stockholder with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding, the effect of which is to mitigate loss to, or manage the risk or benefit from share price changes for, or increase or decrease the voting power of, such stockholder or any associated person of such stockholder with respect to the securities of the Company; (e) any material interest of the stockholder or any associated person of such stockholder in such business; and (f) a statement whether either of such stockholder or any associated person of such stockholder will deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal. In addition, to be in proper written form, a stockholder’s notice to the Secretary of the Company must be supplemented not later than 10 calendar days following the record date to disclose the information contained in clauses (c) and (d) above as of the record date. A copy of the pertinent provisions of the Bylaws is available upon request to Harmonic Inc., 4300 North First Street, San Jose, California 95134, Attention: Corporate Secretary, or can be accessed from the Company’s filings with the SEC at www.sec.gov.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS
In some instances, we may deliver to multiple stockholders of record sharing a common address only one copy of the E-Proxy Notice or, if you received paper proxy materials by mail, only one copy of this Proxy Statement and our 2015 Annual Report. If requested orally or in writing, we will promptly provide a separate copy of the E-Proxy Notice or paper proxy materials to a stockholder sharing an address with another stockholder. Requests should be directed to: Harmonic Inc., 4300 North First Street, San Jose, California 95134, Attention: Corporate Secretary, or to 1-408-542-2500. Beneficial holders sharing a common address and who desire separate copies should contact their brokerage firm or bank.
Stockholders of record sharing an address who currently receive multiple copies of proxy materials or the E-Proxy Notice, and wish to receive only a single copy, should send a signed, written request to the Company at the address noted above. Beneficial holders should contact their brokerage firm or bank.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING
Attendance at the Annual Meeting will be limited to stockholders and the Company’s invited guests. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Beneficial owners holding shares of Common Stock in brokerage accounts or through a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. You may contact the Company at 1-408-542-2500 for directions to the Annual Meeting.
If you are a stockholder of record as of the Record Date, you may vote your shares of Common Stock in person by ballot at the Annual Meeting. If you are a beneficial owner and hold your shares of Common Stock through a bank, broker or other nominee, you will not be able to vote in person by ballot at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker or nominee and present it at the Annual Meeting.

PROPOSAL ONE
ELECTION OF DIRECTORS
NOMINEES
Seven directors are to be elected at the Annual Meeting. Each of the directors elected at the Annual Meeting will hold office until the earlier of the 2017 annual meeting of stockholders or until such director’s successor has been elected and qualified or until such director’s earlier resignation or removal.
Unless otherwise instructed, the designated proxy holders will vote the proxies received by them “FOR” the Company’s seven nominees named below, all of whom are currently directors of the Company. Each of the nominees was recommended for election by the Company’s Corporate Governance and Nominating Committee of the Board (the “Corporate Governance and Nominating Committee”) and the Board of Directors. In the event that any nominee of the Company becomes unable or declines to serve as a director at the time of the Annual Meeting, the designated proxy holders will vote the proxies for any substitute nominee who is designated by the Company’s Corporate Governance and Nominating Committee to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director.

DIRECTOR QUALIFICATIONS
The Board of Directors believes that it is necessary for each of the Company’s directors to possess a broad array of qualities and skills. When searching for new director candidates, the Corporate Governance and Nominating Committee considers the evolving requirements of serving on the Board of Directors and searches for candidates that fill any current or anticipated future requirements. The Board of Directors also believes that all directors must possess a considerable amount of business and management experience and education.
The Corporate Governance and Nominating Committee first considers a candidate’s business and management experience and education and then considers issues of judgment, personal character, integrity, conflicts of interest, diversity and commitment to the goal of maximizing long-term stockholder value. With respect to the nomination of continuing directors for re-election, the individual’s historical and ongoing contributions to the Board of Directors are also considered. The process undertaken by the Corporate Governance and Nominating Committee in recommending qualified director candidates is described below under “Identification and Evaluation of, and Criteria for, Candidates for Board Membership” (see page 10 of this Proxy Statement).

DIRECTOR NOMINEES
The names of the nominees for director and certain information about each of them are set forth below. The information presented includes age as of April 1, 2016, positions held, principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which the nominee currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding the nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that each nominee is qualified to serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated knowledge of our industry, an ability to exercise sound judgment, and a commitment to Harmonic and the Board of Directors. Finally, with respect to our directors who have not been officers of the Company, we value their experience on other public company boards of directors and board committees and as senior officers of other companies. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected.

Name	Age	Principal Occupation
Patrick Gallagher	61	Chairman of Intercloud SAS
Patrick J. Harshman	51	President and Chief Executive Officer, Harmonic Inc.
E. Floyd Kvamme	78	Partner Emeritus, Kleiner Perkins Caufield & Byers
Mitzi Reaugh	38	Chief Executive Officer and Founder, Percolating Media LLC
William F. Reddersen	68	Retired Telecommunications Executive
Susan G. Swenson	67	Chair and Chief Executive Officer, Novatel Wireless
Nikos Theodosopoulos	53	Founder, NT Advisors LLC
Except as indicated below, each nominee has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.

Patrick Gallagher has been a director since October 2007 and was elected Chairman of the Board on April 18, 2013. From March 2008 to March 2012, Mr. Gallagher was Chairman of Ubiquisys Ltd., a UK company which develops and supplies femtocells and small cells for the 3G/4G/LTE mobile wireless market. From January 2008 until February 2009, Mr. Gallagher was Chairman of Macro 4 plc, a FTSE-listed global software solutions company. From May 2006 until March 2008, he was Vice Chairman of Golden Telecom Inc., a NASDAQ-listed facilities-based provider of integrated communications. From 2003 until 2006, Mr. Gallagher was Executive Vice Chairman and served as Chief Executive Officer of FLAG Telecom Group, a NASDAQ-listed global telecommunications company which owns and manages a subsea optical fiber network. From 1985 to 2002, Mr. Gallagher held senior management positions at BT Group, including Group Director of Strategy & Development, President of BT Europe and as a member of the BT Executive Committee. Mr. Gallagher is Chairman of the board of Intercloud SAS and is a director of Ciena Corporation. From June 2008 to June 2015, he served as a director of Sollers JSC. Mr. Gallagher holds a B.A. in Economics with honors from Warwick University. We believe that Mr. Gallagher’s qualifications to serve on our Board include his more than 25 years of experience in the global telecom, Internet and media industries, with a strong track record in building international businesses. He brings particular strategic and operational insight to Harmonic’s international business and has significant experience in chairing both public and private companies.
Patrick J. Harshman joined the Company in 1993 and was appointed President and Chief Executive Officer in May 2006. Prior to 2006, he held several executive leadership positions for Harmonic including management of marketing, international sales, product management, and research and development functions. Mr. Harshman earned a Ph.D. in Electrical Engineering from the University of California, Berkeley, and completed an Executive Management Program at Stanford University. We believe that Mr. Harshman’s qualifications to serve on our Board include his many years of industry experience and extensive customer relationships, his management and operational experience, and his strong background in driving Harmonic’s market-leading broadband and video technologies.
E. Floyd Kvamme has been a director since 1990. From 1984 to 2008, Mr. Kvamme was a General Partner, and since 2008 has been a Partner Emeritus, of Kleiner Perkins Caufield & Byers, a venture capital firm. Mr. Kvamme is also a director of Power Integrations, Inc., as well as one private company. Mr. Kvamme holds a B.S.E.E. from the University of California, Berkeley and an M.S.E. from Syracuse University. We believe that Mr. Kvamme’s qualifications to serve on our Board include his years of management experience with major technology companies, as well as his experience with financing and growth planning for technology companies as a partner of a major venture capital firm.
Mitzi Reaugh has been a director since July 2012. Ms. Reaugh is the founder and CEO of Percolating Media, LLC, a digital media company. From October 2013 to January 2015, Ms. Reaugh served as an Executive-in-Residence at The Chernin Group, a media and production company that manages, operates and invests in businesses in the media, entertainment and technology sectors. From March 2011 to October 2013, she was the Senior Vice President, Strategy and Business Development at Miramax, a film and television studio. Prior to joining Miramax, Ms. Reaugh served as Senior Vice President, Client Solutions at The Nielsen Company, from February 2010 to March 2011. Before Nielsen, she was at NBC Universal, most recently as General Manager, Digital Health Network and initially as Vice President, Strategy & Business Development, Digital Media, from 2006 to October 2009. Ms. Reaugh was a Senior Associate at McKinsey & Company from 2004 to 2006. She holds an M.B.A, from the University of Pennsylvania Wharton School of Business and a B.A. in Economics from Claremont McKenna College. We believe that Ms. Reaugh’s qualifications to serve on our Board include being a senior digital media executive and having been at the leading edge of the growth of the digital media industry for over ten years. She also brings extensive strategic experience and insight to the Board.
William F. Reddersen has been a director since 2002. Since his retirement from BellSouth in 2000, Mr. Reddersen has served as an advisor to multiple venture capital funds active in the technology services market. Previously, until 2000, he spent 31 years at BellSouth Corp. and AT&T Inc., most recently as Executive Vice President of Corporate Strategy at BellSouth. Earlier, as President of its Business Market Operations, he directed BellSouth’s entry into new businesses, including the Internet market and its cable television business. Mr. Reddersen joined BellSouth as its Vice President of Marketing for new unregulated businesses and subsequently served as Vice President of Marketing for its regulated services business. Prior to joining BellSouth, he served in multiple management positions at AT&T. Mr. Reddersen served on the board of Otelco, Inc., an independent telephone company, from 2005 through May 2013. Mr. Reddersen holds a B.S. in Mathematics from the University of Maryland and an M.S. in Management from the Massachusetts Institute of Technology, where he was a Sloan Fellow. We believe that Mr. Reddersen’s qualifications to serve on our Board include his wide range of telecommunications experience, from running large corporate operations to starting up businesses in directly related industries. His combination of operating experience, corporate strategy experience and financial capital markets experience brings valuable insights to the Board.
Susan G. Swenson has been a director since February 2012. Ms. Swenson currently serves as Chair and, since October 2015, Chief Executive Officer of Novatel Wireless, Inc. From March 2008 to April 2011, Ms. Swenson served as President and Chief Executive Officer of Sage Software-North America, the North American division of The Sage Group PLC, a global supplier of business management software and services. From August 2007 to March 2008, she was Chief Operating Officer at Atrinsic, Inc. a digital content company. Prior to joining Atrinsic, Inc., she served as Chief Operating Officer of Amp’d Mobile, Inc, a mobile virtual network start-up, from 2006 to 2007. Ms. Swenson was the President and Chief Operating Officer of T-Mobile USA from 2004 to 2005 and of Leap Wireless International, Inc. from 1999 to 2004. She served as the President and Chief Executive Officer of Cellular One from 1994 to 1999. From 1979 to 1994 she served in various management capacities at Pacific Bell, ultimately serving as President and Chief Operating Officer of PacTel Cellular and Vice President, Pacific Bell - Northern California Business Unit. She currently serves as a director of Wells Fargo & Company, and Spirent PLC, as well as FirstNet, an independent authority within the NTIA/Department of Commerce responsible for establishing a single nationwide, interoperable public safety broadband network. Ms. Swenson holds a B.A. in French from San Diego State University. We believe that Ms. Swenson’s qualifications to serve on our Board include her over 30 years of US senior executive experience in the communications industry and her strong technology operations expertise. She brings to the Board two decades of board and committee service, as well as extensive executive experience, from building and growing technology start-up businesses to transforming enterprise businesses to meet market and competitive challenges.

Nikos Theodosopoulos has been a director since March 2015. Mr. Theodosopoulos is the founder of NT Advisors LLC, an advisory and consulting company. From August 1995 through July 2012, Mr. Theodosopoulos served in various capacities with UBS, a global provider of financial services, most recently as Managing Director of technology equity research. From April 1994 to August 1995, he was a Senior Equity Research Analyst for Bear, Stearns & Co., an investment banking firm that was acquired by JPMorgan Chase in 2008, and from January 1990 to April 1994, he worked as an Account Executive for AT&T Network Systems. Mr. Theodosopoulos serves on the board of Arista Networks, Inc., where he also serves on the audit committee and the nominating and corporate governance committee, and as Chairman of the Supervisory Board of ADVA Optical Networking SE, where he also serves on the audit committee and the compensation and nomination committee. Mr. Theodosopoulos holds a B.S. in Electrical Engineering from Columbia University, a M.S. in Electrical Engineering from Stanford University and an M.B.A. from New York University’s Stern School of Business. We believe that Mr. Theodosopoulos’ qualifications to serve on our Board include his significant experience in banking and finance focused on technology companies, and his experience on the boards of directors of major technology companies.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” EACH OF THE DIRECTOR NOMINEES SET FORTH ABOVE.

BOARD MEETINGS AND COMMITTEES
The Board of Directors held a total of eleven (11) meetings during the fiscal year ended December 31, 2015. No director attended fewer than 91% of the meetings of the Board, or the committees upon which such director served, in 2015.
The Board has determined that Messrs. Gallagher, Kvamme, Reddersen and Theodosopoulos and Mmes. Reaugh and Swenson are “independent” as that term is defined under the applicable rules and regulations of the SEC and under applicable NASDAQ listing standards. In making this determination, the Board considered the current and prior relationships that each non-employee director has with Harmonic and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of the Company’s capital stock by each non-employee director. The independent directors and have no material relationships with the Company.
The Board has an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”) and a Corporate Governance and Nominating Committee.
Audit Committee
The Audit Committee currently consists of Messrs.  Theodosopoulos and Reddersen and Ms. Swenson, each of whom is independent under Rule 10A-3 of the Exchange Act and under applicable NASDAQ Stock Market listing standards. Mr. Theodosopoulos serves as the Chairperson of the Audit Committee. Mr. Covert previously served as the Chairperson of the Audit Committee but stepped down in connection with his appointment as our Chief Financial Officer in October 26, 2015, at which time Mr. Theodosopoulos was appointed Chairperson. The Audit Committee serves as the representative of the Board for general oversight of the quality and integrity of Harmonic’s financial accounting and reporting process, system of internal control over financial reporting, management of financial risks, audit process, and process for monitoring the compliance with related laws and regulations. Each member of the Audit Committee also meets the financial literacy requirements of the applicable NASDAQ listing standards. The Audit Committee engages the Company’s independent registered public accounting firm and approves the scope of both audit and non-audit services. Matters within the scope of the Audit Committee were also discussed in executive sessions at regularly scheduled meetings of the Board in 2015. The Audit Committee held ten (10) meetings during 2015.
The Board has determined that Mr. Theodosopoulos is an “audit committee financial expert,” as defined by the current rules of the SEC. The Board believes that Mr. Theodosopoulos’s experience in the communications and finance industries qualifies him as an “audit committee financial expert” because he has acquired relevant expertise and experience from performing his duties as a managing director of technology equity research at a global financial services firm.
The Audit Committee operates under a written charter that was adopted by our board of directors and satisfies the applicable standards of the SEC and applicable NASDAQ listing standards. A copy of our Audit Committee charter is available on our website at www.harmonicinc.com in the Corporate Governance section of the Investor Relations page.

Compensation Committee
The Compensation Committee currently consists of Messrs. Kvamme, Gallagher and Reddersen and Ms. Reaugh, none of whom is an employee of the Company and each of whom is independent under applicable NASDAQ Stock Market listing standards. Mr. Kvamme serves as the Chairperson of the committee. The Compensation Committee is responsible for approving the Company’s compensation policies, compensation paid to executive officers, and administration of the Company’s equity compensation plans. The Compensation Committee held five (5) meetings during 2015. Matters within the scope of the Compensation Committee were also discussed in executive sessions at regularly scheduled meetings of the Board in 2015.
The Compensation Committee operates under a written charter that was adopted by our board of directors and satisfies the applicable standards of the SEC and applicable NASDAQ listing standards. A copy of our Compensation Committee charter is available on our website at www.harmonicinc.com in the Corporate Governance section of the Investor Relations page.
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee currently consists of Ms. Swenson and Messrs. Gallagher and Kvamme, each of whom is independent under applicable NASDAQ Stock Market listing standards. Ms. Swenson serves as the Chairperson of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee serves as the representative of the Board for establishment and oversight of governance policy and the operation, composition and compensation of the Board. The Corporate Governance and Nominating Committee held five (5) meetings in 2015. Matters within the scope of the Corporate Governance and Nominating Committee were discussed in executive sessions at regularly scheduled meetings of the Board in 2015.
The Corporate Governance and Nominating Committee has proposed, and the Board has approved, the nomination of the seven (7) current board members for re-election by stockholders at this Annual Meeting.

The Corporate Governance and Nominating Committee operates under a written charter that was adopted by our board of directors and satisfies the applicable standards of the SEC and applicable NASDAQ listing standards. A copy of our Corporate Governance and Nominating Committee charter is available on our website at www.harmonicinc.com in the Corporate Governance section of the Investor Relations page.

BOARD LEADERSHIP
We separate the roles of Chief Executive Officer (“CEO”) and Chairman of the Board in recognition of the differences between the two roles. The CEO is responsible for setting the strategic direction of the Company and for its operational management, leadership and performance, while the independent Chairman of the Board provides guidance to the CEO and sets the agenda for, and presides over, meetings of the full Board.

MEETINGS OF NON-EMPLOYEE DIRECTORS
At each regularly scheduled Board meeting, the non-employee directors meet in an executive session without any management directors or employees present. The Chairman of the Board has the responsibility of presiding over such periodic executive sessions of the Board. Last year, the non-employee directors discussed, in executive sessions, corporate strategy, risk oversight, management performance, Board performance, succession planning for management and the directors, and Board policies, processes and practices.

CORPORATE GOVERNANCE GUIDELINES
The Board has adopted Corporate Governance Guidelines that set forth the key functions of the Board, as well as principles regarding board structure and composition, board operations and meetings, board interaction with management and third parties, board committees and director compensation. The Corporate Governance Guidelines, in conjunction with our certificate of incorporation, Bylaws and Board committee charters, form the framework for the governance of the Company.
The Corporate Governance Guidelines are available on the Company’s website at www.harmonicinc.com in the Corporate Governance section of the Investor Relations page. The Corporate Governance Guidelines are reviewed at least annually by our Corporate Governance and Nominating Committee, and changes are recommended to our Board for approval as appropriate.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our Board members, officers and employees. We have also adopted a Code of Business Conduct and Ethics for Senior Operational and Financial Leadership, applicable to our CEO and senior financial officers. Both codes are available on the Company’s website at www.harmonicinc.com in the Corporate Governance section of the Investor Relations page. Any amendments or waivers of either code pertaining to a member of our Board or one of our executive officers will be disclosed on our website at the above-referenced address.

ROLE OF THE BOARD IN RISK OVERSIGHT
Management of the Company is responsible for the day-to-day management of risks the Company faces, while the Board has responsibility, as a whole and also at the committee level, for the oversight of the Company’s risk management. The Board regularly reviews the Company’s long-term business strategy, including industry trends and their potential impact on the Company, our competitive positioning, potential acquisitions and divestitures, as well as the Company’s technology and market direction. The Board also reviews information regarding the Company’s actual and planned financial position and operational performance, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation and the Company’s incentive, equity award and other benefit plans. The Audit Committee oversees management of financial risks, including, but not limited to, accounting matters, tax positions, insurance coverage and security of the Company’s cash reserves. The Corporate Governance and Nominating Committee manages risks associated with the independence and remuneration of the Board and potential conflicts of interest.

At periodic meetings of the Board and its committees, management reports to, and seeks the guidance of, the Board and its committees with respect to the most significant risks that could affect our business. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is periodically informed about such risks by committee reports and receives advice and counsel with respect to risk issues from the Company’s outside counsel.

IDENTIFICATION AND EVALUATION OF, AND CRITERIA FOR, CANDIDATES FOR BOARD MEMBERSHIP
Pursuant to the charter of the Corporate Governance and Nominating Committee, the Committee may utilize a variety of methods to identify and evaluate candidates for service on the Company’s Board of Directors. Candidates may come to the attention of the Corporate Governance and Nominating Committee through current directors, management, professional search firms, stockholders, outside professionals or other persons. Any candidate presented would be evaluated at a meeting of the Corporate Governance and Nominating Committee or at a regular Board meeting and may be considered at any point during the year. The Corporate Governance and Nominating Committee may take such measures as it considers appropriate in connection with its evaluation of a candidate, including candidate interviews, inquiry of the person recommending the candidate or reliance on the knowledge of the members of the Corporate Governance and Nominating Committee, members of the Board or management. The Corporate Governance and Nominating Committee has hired, from time to time, a consulting firm to assist it in identifying and screening potential candidates for election to the Board. In evaluating a candidate, the Corporate Governance and Nominating Committee may consider a variety of criteria. These criteria include demonstrated relevant business and industry experience, particular expertise to act as a committee chair or member, the ability to devote the necessary time to the Board and committee service, personal character and integrity, potential conflicts of interest and sound business judgment. The Corporate Governance and Nominating Committee seeks nominees with a broad diversity of experiences, professions, skills, geographic representation and backgrounds.
The Corporate Governance and Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Some of the qualifications that the Corporate Governance and Nominating Committee considers include, without limitation, character, integrity, ethics, judgment, diversity of experience, independence, relevant areas of expertise, corporate and technology experience, proven achievement, operating executive experience, understanding of our industry, length of service, potential conflicts of interest and other commitments. The Corporate Governance and Nominating Committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors. The Corporate Governance and Nominating Committee requires the following minimum qualifications to be satisfied by any nominee for a position on the Board of Directors: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee's field and the ability to exercise sound business judgment, as well as skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to our success; and an understanding of the fiduciary responsibilities that are required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities. The Corporate Governance and Nominating Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders' best interests. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to best fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, gender, age, sexual orientation, disability or any other basis proscribed by law. The Corporate Governance and Nominating Committee has not set either term limits or age limits for members of the Board, believing that the Company’s interests are best served by members of the Board with substantial experience and knowledge of the Company’s business and that age is generally not a barrier to effective performance as a member of the Board.

DIRECTOR RECOMMENDATIONS AND NOMINATIONS FROM STOCKHOLDERS
The Corporate Governance and Nominating Committee will consider recommendations from stockholders of individuals for service on the Board of Directors at the 2017 annual meeting of stockholders, provided that such recommendations are submitted in a timely manner in writing to the Corporate Secretary of the Company at Harmonic Inc., 4300 North First Street, San Jose, California 95134. If a stockholder desires to recommend an individual for consideration by the Corporate Governance and Nominating Committee for nomination by the Board, such recommendation must be received no later than December 29, 2016, which is 120 calendar days prior to the first anniversary of the date of this Proxy Statement first became available to stockholders. In evaluating director candidates recommended by stockholders, the Corporate Governance and Nominating Committee will use the same criteria as it uses to evaluate all prospective members of the Board.
For a stockholder nomination of a person for election to the Board at the 2017 annual meeting of stockholders that such stockholder does not desire to have considered by the Corporate Governance and Nominating Committee for nomination by the Board, timely written notice of such nomination must be delivered to the Corporate Secretary of the Company no earlier than March 11, 2017 and no later than April 10, 2017.

To be in proper written form, a stockholder’s notice must contain: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (a) the name, age, business address and residence address of the nominee, (b) the principal occupation or employment of the nominee, (c) the class and number of shares of the Company which are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (d) whether, and the extent to which, any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding, the effect or intent of which is to mitigate loss, manage the risk or benefit from share price changes, or increase or decrease the voting power of the nominee with respect to any securities of the Company, (e) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (f) a written statement executed by the nominee acknowledging that, as a director of the Company, the nominee will owe fiduciary duties under Delaware law with respect to the Company and its stockholders, and (g) any other information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to such stockholder proposing a nominee for election to the Board, (a) the information set forth in “Stockholder Proposal Procedures and Deadlines” on page 3 of this Proxy Statement for a stockholder notice of business to be brought before an annual meeting, and (b) a statement whether either such stockholder or any associated person of such stockholder will deliver a proxy statement and form of proxy to holders of a number of the Company’s voting shares reasonably believed by such stockholder or associated person of such stockholder to be necessary to elect such nominee. A copy of the full text of the provisions of the Bylaws provisions discussed herein may be obtained by writing to Harmonic Inc., 4300 North First Street, San Jose, California 95134, Attention: Corporate Secretary, or can be accessed from the Company’s filings with the SEC at www.sec.gov.

COMPENSATION OF DIRECTORS
As compensation for its non-employee directors, Harmonic uses a combination of cash and equity-based incentive compensation. Directors who are employees of the Company do not receive additional compensation for their service as directors.
Cash Compensation. Each non-employee director is paid an annual retainer of $35,000. In addition, the Chair of the Audit Committee is paid an annual retainer of $32,000, the Chair of the Compensation Committee is paid an annual retainer of $18,000, and the Chair of the Corporate Governance and Nominating Committee is paid an annual retainer of $11,000. Other members of the Board committees receive an annual retainer as follows: Audit Committee — $16,000; Compensation Committee — $9,000; and Corporate Governance and Nominating Committee — $5,500. The non-executive Chairman of the Board receives an additional annual retainer of $40,000. No additional fees are paid for attending in-person or telephonic meetings of the Board or its committees.
Equity Compensation. The 2002 Director Stock Plan, as amended (the “2002 Plan”), currently provides for grants of stock options or restricted stock units (“RSUs”) to be made in three ways:

•
Initial Grants. Each new non-employee director who joins the Board (excluding a former employee director who ceases to be an employee director, but who remains a director) is entitled to receive stock options or RSUs, or a mix thereof, on the date that the individual is first appointed or elected to the Board, as determined by the Board in its sole discretion.

•
Ongoing Grants. Each non-employee director who has served on the Board for at least six months, as of the date of grant, will receive an annual grant of stock options or RSUs, or a mix thereof, as determined by the Board in its sole discretion.

•	Discretionary Grants. The Board may make discretionary grants of stock options or RSUs, or a mix thereof, to any non-employee director.

2015 COMPENSATION OF DIRECTORS

Name	Fees Paid in Cash($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	Total ($)(4)
Patrick Gallagher	81,088	119,999	—	201,087
Patrick J. Harshman (5)	—	—	—	—
Harold Covert (6)	67,000	119,999	—	186,999
E. Floyd Kvamme	58,500	119,999	—	178,499
Mitzi Reaugh	44,000	119,999	—	163,999
William F. Reddersen	60,000	119,999	—	179,999
Susan G. Swenson	55,980	119,999	—	175,979
Nikos Theodosopoulos (7)	31,388	119,999	78,987	230,374

(1)
The amounts in this column represent the aggregate grant date fair value of awards for grants of RSUs to each listed director in 2015, computed in accordance with applicable accounting guidance. These amounts do not represent the actual amounts paid to or realized by the directors during 2015 or thereafter. The grant date fair market value of the RSUs is based on the closing market price of the Common stock on the date of grant.

(2)
Grants of of RSUs under the 2002 Plan were made on March 13, 2015 to each of the Company’s non-employee directors. Each such RSU grant was for 15,831 shares, with full vesting on February 15, 2016. Mr. Theodosopoulos also received a new director stock option grant for 30,000 shares of Common Stock on March 13, 2015. The option grant has an exercise price equal to the fair market value of the Common Stock on the date of grant and vests monthly over three years.

(3)
The amount in this column represent the aggregate grant date fair value of grants of stock options to each listed director in 2015, computed in accordance with applicable accounting guidance. These amounts do not represent the actual amounts paid to or realized by the directors during 2015 or thereafter. The grant date fair market value of the stock option awards is calculated using the Black-Scholes valuation model and the assumptions described in footnote 5 on page 36 of this Proxy Statement.

(4)	Neither the non-employee directors nor Mr. Harshman received any other compensation for their services as a director.

(5)
Compensation earned in 2015 by Mr. Harshman for his service as CEO is shown in the Summary Compensation Table on page 35 of this Proxy Statement. Mr. Harshman receives no compensation for his service as a director.

(6)
Mr. Covert resigned from the Board on October 26, 2015 when he was appointed Chief Financial Officer of the Company. The vesting for Mr. Covert's 2015 director RSU grant was prorated to his Board resignation date. Compensation earned in 2015 by Mr. Covert for his service as Chief Financial Officer is shown in the Summary Compensation Table on page 35 of this Proxy Statement.

(7)	Mr. Theodosopoulos was appointed to the Board on March 11, 2015.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2015
The following table provides the number of shares of Common stock subject to outstanding options and RSU units held by the directors of the Company at December 31, 2015.

Name	Unvested Restricted Stock Units Outstanding	Stock Options Outstanding
Patrick Gallagher	15,831	—
Patrick J. Harshman(1)	181,063	1,691,667
E. Floyd Kvamme	15,831	—
Mitzi Reaugh	15,831	30,000
William F. Reddersen	15,831	—
Susan G. Swenson	15,831	30,000
Nikos Theodosopoulos	15,831	30,000

(1)	All RSUs and options awarded to Mr. Harshman were for services as an employee. Mr. Harshman did not receive equity grants for service as a director.

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP POLICY
Under the Board's non-employee director stock ownership policy, each non-employee director is required to beneficially own shares of Common Stock with a market value equal to at least $175,000 (excluding, for the purposes of this calculation, the value of stock options exercisable within 60 days) by the later of the Company’s 2018 annual meeting of stockholders or the fifth anniversary of the director’s election to the Board.

COMMUNICATION WITH THE BOARD OF DIRECTORS
The Board believes that management should be the primary means of communication between the Company and all of its constituencies, including stockholders, customers, suppliers and employees. However, stockholders may communicate with individual members of the Board, committees of the Board, or the full Board by addressing correspondence to Harmonic Inc., 4300 North First Street, San Jose, California 95134. Attention: Corporate Secretary.

ATTENDANCE OF THE BOARD OF DIRECTORS AT ANNUAL MEETINGS
Three members of the Board attended the Company’s 2015 annual meeting in person, and four members of the Board attended telephonically. The Board has a policy encouraging directors to attend annual stockholder meetings.

OTHER MATTERS RELATING TO DIRECTORS
Susan G. Swenson, one of our directors, served as chief operating officer of Amp’d Mobile, Inc., a mobile technology provider, from October 2006 until July 2007. In June 2007, Amp’d Mobile filed a voluntary petition for relief under Chapter 11 in the U.S. Bankruptcy Court for the District of Delaware, and in July 2007 Amp’d Mobile ceased operations and thereafter sold its assets.

PROPOSAL TWO
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act of 1934 as promulgated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are asking stockholders to vote on the compensation of our named executive officers (the “NEOs”), as named in accordance with applicable SEC rules, on page 35 of this Proxy Statement. This Proposal Two, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our NEOs and the executive compensation philosophy, policies and practices described in this Proxy Statement.
The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and for future fiscal years. Our Board and Compensation Committee value the opinions of our stockholders, and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any action is necessary to address those concerns. At our 2015 annual meeting, our stockholders approved the compensation of our NEOs, with approximately 97% of the shares present and entitled to vote voting in favor of the say-on-pay proposal. As we evaluated our compensation practices and talent needs throughout 2015, we were mindful of the support our stockholders expressed for our philosophy of linking compensation to our financial goals and in support of enhancing stockholder value. As a result, the Compensation Committee decided to retain our general approach with respect to our executive compensation programs, with an emphasis on delivering long-term and short-term incentive compensation that reward our executives commensurate with the value they deliver to our stockholders. Unless the Board modifies its policy on the frequency of holding advisory votes to approve the compensation of our NEOs, the next such advisory vote will occur at our 2017 annual meeting.
The Company’s goal for its executive compensation program is to attract, motivate and retain a talented and creative team of executives who will contribute significantly to the long-term success of the Company and the enhancement of stockholder value. As described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections beginning on pages 29 and 35 respectively, of this Proxy Statement, we believe that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. We would like to highlight the following items that support these beliefs:

•	Our Compensation Committee retains an independent compensation consultant to assist it in the evaluation of appropriate cash and equity compensation for executive management.

•	The compensation philosophy of our Compensation Committee includes relating each of the individual components of executive management compensation to overall Company performance.

•	The compensation philosophy of our Compensation Committee includes tying annual cash bonus payments to the achievement of objective performance parameters.

•
The compensation philosophy of our Compensation Committee includes putting at risk a significant portion of each executive’s total target compensation and rewarding our executive management for superior performance by the Company.

•
The compensation philosophy of our Compensation Committee includes reflecting competitive market requirements and strategic business needs in determining the appropriate mix of cash and non-cash, and short-term and long-term, compensation.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.”

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION.

PROPOSAL THREE
APPROVAL OF AMENDMENT TO HARMONIC’S 2002 EMPLOYEE STOCK PURCHASE PLAN

The Company’s stockholders are being asked to approve a 1,500,000 share increase in the number of shares of Common Stock reserved for issuance under the Company’s 2002 Employee Stock Purchase Plan (the “ESPP”).
The ESPP was adopted by the Board of Directors in March 2002 and was approved by our stockholders in May 2002. The ESPP, as initially approved, permitted the issuance of 1,500,000 shares of Common Stock. Amendments to the ESPP, adopted in May 2004, May 2006, May 2009, July 2011, August 2013 and July 2014, increased the maximum number of shares available for issuance under the ESPP by an aggregate additional 10,000,000 shares in the aggregate, resulting in 11,500,000 shares of Common Stock permitted for issuance under the ESPP. As of March 31, 2016, there were 59,053 shares of Common Stock currently available for issuance under the ESPP.
In April 2016, the Board of Directors unanimously approved an amendment to the ESPP, subject to obtaining stockholder approval, to increase the number of shares of Common Stock available for issuance under the ESPP by 1,500,000. If this proposal is approved by our stockholders, the shares reserved and available for issuance under the ESPP for the current offering period and for offering periods commencing on or after July 1, 2016, would be increased by 1,500,000 shares.
The intent of the ESPP is to encourage employees to acquire equity ownership in the Company in an effort to ensure a close alignment of the interests of employees with those of the Company’s stockholders. The proposed increase in the number of shares available for issuance under the ESPP will enable the Company to continue to use the ESPP as a valuable tool for attracting and retaining key personnel and aligning the interests of ESPP participants with those of the Company’s stockholders. We believe that the ESPP remains an important element of a competitive compensation package, especially for technology companies, as these plans are offered by most public companies with which we compete for employees. Approximately 57% of our employees eligible to participate in the ESPP during the offering period ending July 1, 2016 are participating.
DESCRIPTION OF EMPLOYEE STOCK PURCHASE PLAN
The following is a summary of the principal features of the ESPP and its operation. This summary is qualified in its entirety by reference to the ESPP.
Purpose. The purpose of the ESPP is to provide employees with an opportunity to purchase Common Stock through payroll deductions.
Administration. The ESPP is administered by the Board of Directors or a committee appointed by the Board of Directors (in either case, the “Administrator”). The Administrator has full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, and the Administrator’s findings, decisions, and determinations are final and binding upon all parties.
Eligibility. Currently, each of our employees, and each employee of our designated subsidiaries, whose customary employment with the Company or the designated subsidiary is at least 20 hours per week and more than five months in any calendar year, is eligible to participate in the ESPP. As of the beginning of the current offering period on January 2, 2016, approximately 989 employees were eligible to participate in the ESPP. No employee who owns stock and/or holds outstanding options to purchase stock that is equal to or greater than 5% of the total combined voting power or value of all classes of our stock may participate in the ESPP. Moreover, no employee may participate to the extent that he or she may purchase Common Stock under all employee stock purchase plans of the Company with a fair market value (determined on the first day of any offering period) in excess of $25,000 in any calendar year.
Shares Available for Issuance. As of March 31, 2016, there were 59,053 shares of Common Stock available for issuance under the ESPP, all of which will be issued on June 30, 2016, after the end of the current offering period. If our stockholders approve this proposal, an additional 1,500,000 shares will become reserved and available for issuance in the current offering period and for offering periods commencing on or after July 1, 2016.
Offering Period. The ESPP currently has offering periods that have a duration of approximately six months, commencing on the first trading day for Common Stock on or after each January 1 and July 1 and terminating on the last trading day of the period ending approximately six months thereafter. Our Board of Directors has the power to change the commencement date and the duration of future offering periods without stockholder approval, if such change is announced prior to the scheduled beginning of the first offering period to be affected by such change. Each offering period constitutes a purchase period during which shares of Common Stock may be purchased on behalf of the participant in accordance with the terms of the ESPP.

Participation. To participate in the ESPP, an eligible employee must authorize payroll deductions pursuant to the ESPP. Payroll deductions are withheld only in whole percentages of the participant’s compensation and cannot exceed 10% of a participant’s compensation that she or he receives on each pay day during the offering period.
A participant may not make any additional payments into her or his account other than by payroll deductions. To the extent necessary to comply with Section 423(b)(8) of the Internal Revenue Code of 1986, as amended (the “Code”), and eligibility limitations pursuant to the ESPP, a participant’s payroll deductions may be decreased to zero by the participant at any time during an offering period. A participant may increase or decrease the rate of payroll deductions during an offering period, except the Administrator may, in its discretion, limit the nature and/or number of participant rate changes during any offering period.
Grant. The number of shares of Common Stock a participant purchases in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during the offering period by the purchase price. However, a participant may purchase no more than 1,500 shares in any offering period.
Purchase Price; Exercise. The Internal Revenue Service views participants in our ESPP as receiving options. The price per share of the shares subject to the option, as permitted by the Code, is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of the offering period, or (ii) 85% of the fair market value of a share of Common Stock on the purchase date, which is the last day of the offering period. Unless a participant withdraws from the ESPP or her or his employment terminates with us or a designated subsidiary, the participant’s option for the purchase of shares is exercised automatically on each purchase date. No fractional shares may be purchased, and any accumulated payroll deductions not sufficient to purchase a full share are retained in the participant’s account for the subsequent offering period.
If the number of shares with respect to which options are to be exercised exceed shares available for sale under the ESPP on a purchase date or commencement of an offering period, the Administrator may, in its sole discretion, make a pro rata allocation of the shares available for purchase and either continue the offering period then in effect or terminate the offering period then in effect. The Administrator may make such pro rata allocation of shares notwithstanding any authorization of additional shares for issuance under the ESPP by our stockholders subsequent to the commencement of an offering period.
Withdrawal; Termination of Employment. A participant may withdraw all, but not less than all, the payroll deductions credited to her or his account, and not yet used to exercise her or his option, under the ESPP at any time by written notice to the Company. If a participant withdraws from an offering period, no further payroll deductions by the participant will be made during the offering period and payroll deductions will not automatically resume at the beginning of the succeeding offering period. Additionally, payroll deductions credited to the participant’s account during the offering period, but not yet used to exercise the option, will be returned to the participant or, in the case of her or his death, to the person or persons entitled thereto, and the participant’s option will automatically terminate. Withdrawal from an offering period has no effect upon a participant’s eligibility to participate in subsequent offering periods. If a participant fails to remain as our employee or an employee of a designated subsidiary, or ceases to meet the ESPP eligibility requirements, she or he is deemed to have withdrawn from the ESPP.
Adjustments Upon Changes in Capitalization and Certain Transactions. Any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, payment of a stock dividend, or any other increase or decrease in the number of shares of Common Stock effected without the Company receiving consideration will proportionately adjust the:
1. number of shares of Common Stock covered by each ESPP option,
2. number of shares of Common Stock each participant may purchase in an offering period,
3. number of shares of Common Stock available for sale under the ESPP, and
4. price per share of Common Stock covered by each ESPP option.
Any other issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will not affect the number or price of shares of Common Stock subject to an ESPP option.
In the event of a proposed dissolution or liquidation of the Company, an offering period will be shortened by setting a new purchase date, and terminated immediately prior to the consummation of the proposed dissolution or liquidation, unless the Administrator provides otherwise.
In the event of a merger or change of control of the Company, each outstanding option under the ESPP will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume, or substitute for, the option, any offering period then in progress under the ESPP is shortened by setting a new purchase date and terminated before the date of the proposed merger or change of control. The

Administrator will notify each participant in writing prior to the new purchase date that her or his option will be automatically exercised on the new purchase date, unless prior to such date the participant has withdrawn from the offering period.
Amendment or Termination. The Administrator may, at any time and for any reason, terminate or amend the ESPP, except that no terminations can affect options previously granted, other than certain terminations specified in the ESPP. Without stockholder approval and without regard to whether any participant rights may be considered to have been adversely affected, the Administrator is entitled to:
1. change the offering periods,
2. limit the frequency and number of changes in the amount withheld during an offering period,
3. establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars,
4. permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in our processing of properly completed withholding elections,
5. establish reasonable waiting and adjustment periods and accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock properly correspond with amounts withheld, and
6. establish such other limitations or procedures as the Administrator determines, in its sole discretion, to be advisable and which are consistent with the ESPP.
In the event the Administrator determines that the ongoing operation of the ESPP may result in unfavorable financial accounting consequences, the Board may, in its discretion, without stockholder approval or the consent of any participant, and to the extent necessary or desirable, modify or amend the ESPP to reduce or eliminate such accounting consequence, including, without limitation, by (i) increasing the purchase price for any offering period, including an offering period underway at the time of Board action, (ii) shortening any offering period so that offering period ends on a new purchase date, including an offering period underway at the time of the Board action, and (iii) allocating shares.

NUMBER OF SHARES PURCHASED BY CERTAIN INDIVIDUALS AND GROUPS
Given that the number of shares that may be purchased under the ESPP is determined, in part, based on the Common Stock’s market value at the beginning and end of each offering period (or upon a purchase date within an offering period) and given that participation in the ESPP is voluntary on the part of employees, the actual number of shares that may be purchased by any individual is not determinable. For illustrative purposes, the following table sets forth (a) the number of shares of Common Stock that were purchased under the ESPP during fiscal year 2015 by our NEOs, by all executive officers as a group, and by our employees who are not executive officers, as a group, and (b) the average per share purchase price paid for such shares by each such group.

	Employee Stock Purchase Plan Transactions 2015
	Number of Shares Purchased	Weighted Average Purchase Price
George Stromeyer (1)	2,951	$5.89
All executive officers as a group (6 persons)(1)	2,951	$5.89
All employees, including officers who are not executive officers, as a group (984 persons)(2)	890,188	$5.89

(1)	No NEOs other than Mr. Stromeyer participated in the ESPP during 2015. Mr. Stromeyer resigned on October 30, 2015.

(2)	There were 989 employees on December 31, 2015, of which 60 employees were not eligible because they were located in certain foreign countries.

TAX ASPECTS
The following brief summary of the effect of U.S. federal income taxation upon a participant and the Company with respect to the shares purchased under the ESPP does not purport to be complete, and does not discuss such tax consequences with respect to a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.
The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, an employee will not have taxable income when the shares of

Common Stock are purchased, but the employee generally will have taxable income when the employee sells or otherwise disposes of shares purchased under the ESPP.
Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable purchase date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares, on the date the shares are purchased, over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the purchase date. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 2002 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL FOUR
APPROVAL OF AMENDMENT TO HARMONIC’S 1995 STOCK PLAN
The Company’s stockholders are being asked to approve an amendment to the 1995 Stock Plan (the “1995 Plan”) which would increase the number of shares of common stock reserved for issuance under the 1995 Plan by 2,000,000 shares.
The 1995 Plan is the only equity plan of the Company available for grant of equity awards to employees and consultants of the Company. As of March 31, 2016, options to purchase an aggregate of 5,651,489 shares of the Company’s common stock were outstanding under the 1995 Plan, with a weighted average exercise price of $6.1738 per share and a weighted average term of four years. In addition, a total of 2,156,581 RSUs issued under the 1995 Plan had not yet vested. As of March 31, 2016, 3,912,893 shares were available for future grant under the 1995 Plan (excluding the 2,000,000 shares discussed in this proposal and subject to approval at the Annual Meeting). Under the terms of the 1995 Plan, each award of RSUs will debit the 1995 Plan 1.5 shares for every share subject to the RSU.
In connection with the Company’s acquisition of Thomson Video Networks, the Company agreed to make grants of RSUs with respect to a total of 1,750,000 shares. If this share increase is not approved, then the remaining shares available for grants under the 1995 Plan will be insufficient to make these grants and also meet the Company’s grant needs for new employee and ongoing employee grants for the remainder of 2016 and the period prior to our 2017 annual meeting of stockholders.
In addition, since our Plan was last approved by stockholders, a French law (Loi Macron or the "Macron Law") introduced changes to the terms under which RSUs may be granted to employees of the Company's subsidiaries in France.  Among the conditions for granting RSUs under the Macron Law is that the RSUs are granted pursuant to an equity incentive plan approved by our stockholders after August 7, 2015. The re-approval of the Plan will also afford us the opportunity to grant tax-qualified RSUs with certain tax and social security treatment under the Loi Macron.
We are not proposing any revisions to the Plan in order to grant French-qualified RSUs under the Loi Macron.  Our Plan provides that the Board, the Compensation Committee or an authorized sub-committee, either has the authority to adopt a subplan to the Plan to accommodate requirements of local law in a jurisdiction outside of the United States and we expect that following the date of the Annual Meeting our Compensation Committee or an authorized sub-committee thereof will adopt a French subplan setting forth any required terms and conditions for grants of French-qualified RSUs.
We are not required to grant French-qualified RSUs in France and may choose, at our discretion, to grant non-qualified awards to employees of our French subsidiaries depending on the circumstances.

Equity Plan Information as of March 31, 2016
Stock Options
1995 Stock Plan	5,651,489
2002 Director Stock Plan	90,000
Total Stock Options Outstanding	5,741,489
RSUs not yet vested under 1995 Stock Plan or 2002 Stock Plan	2,300,581
Shares available for future grant under both plans	4,322,137
1995 Stock Plan Information as of March 31, 2016
Stock Options Outstanding	5,651,489
RSUs Outstanding	2,156,581
Shares available for future grant	3,912,893
Historical Grants Under 1995 Plan

Year	Options	RSUs (x1.5)	Forfeitures	Net Total From Plan
2015	1,348,248	2,926,236	2,585,097	1,689,387
2014	1,462,000	1,949,247	1,691,641	1,719,606
2013	1,505,500	2,051,363	2,061,646	1,495,217
Average	1,438,583	2,308,949	2,112,795	1,634,737

Based on the data shown above, if grants during 2016 are made according to the historical average, it is likely that there would be insufficient shares available in the 1995 Plan to meet our obligations to the employees hired in connection with the Thomson Video Networks and meet our regular grant needs through our 2017 annual meeting of stockholders.
Proposed Amendments
The 1995 Plan currently permits us to grant a broad range of equity awards to eligible employees and consultants of the Company. We established the 1995 Plan in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct and growth of the Company’s business. The Company believes that the 1995 Plan is an essential tool to link the long-term interests of stockholders and employees and serves to motivate its officers and other employees to make decisions that will, in the long run, give the best returns to stockholders. The Company has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of the Company’s employees. In addition, the Company believes this practice is critical to the Company’s ability to attract and retain employees in a highly competitive market for managerial and technical talent. The Company’s geographic location in Silicon Valley exposes it to particularly intense competition in the labor market from both private and public companies. Equity incentives are offered by most companies with which the Company competes for employees, and the Company believes it is essential to provide RSUs and, in the case of its officers, stock options to both new and existing employees.
In April 2016, our Board of Directors approved amending the 1995 Plan, subject to stockholder approval at the Annual Meeting. The proposed amendment would increase the number of shares reserved for issuance under the 1995 Plan by 2,000,000 shares. Based on the data available at March 31, 2016, the 2,000,000 shares addition would increase the number of shares available for grant under the 1995 Plan to 5,912,893.
The NEOs have an interest in this proposal as they may receive awards under the 1995 Plan.
SUMMARY OF THE 1995 PLAN
The following is a summary of the principal features of the 1995 Plan and its operation. This summary is qualified in its entirety by reference to the 1995 Plan.

Purposes
The purposes of the 1995 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants, and to promote the success of the Company’s business.
Term
The 1995 Plan will expire on March 1, 2018.
Types of Awards
The 1995 Plan provides for the grant of options to purchase shares of our Common Stock, stock appreciation rights (“SARs”), RSUs, performance shares (“Performance Shares”), performance units (“Performance Units”) and deferred stock units (“Deferred Stock Units”) to employees and consultants of the Company. As of March 31, 2016, there were 1,403 employees (including officers) eligible to participate in the 1995 Plan. Options granted under the 1995 Plan may either be “incentive stock options”, as defined in Section 422 of the Code, or nonstatutory stock options.
Administration
The 1995 Plan may be administered by our Board of Directors or the Compensation Committee. Subject to the other provisions of the 1995 Plan, the administrator has the authority to: (i) construe and interpret the 1995 Plan and awards and apply their provisions; (ii) prescribe, amend or rescind rules and regulations relating to the 1995 Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; (iii) select the consultants and employees to whom awards are to be granted; (iv) subject to fiscal year limits, applicable to each type of award, for aggregate grants of shares to any participant, determine the number of shares to be made subject to each award; (v) determine whether and to what extent awards are to be granted; (vi) prescribe the terms and conditions of each award (including the provisions of the award agreement to be entered into between the Company and the grantee) including any restrictions; (vii) determine the fair market value of the common stock; (viii) approve the forms of agreements for use under the Plan; (ix) allow participants to satisfy withholding tax obligations by election to have the Company withhold from the shares or cash issued upon exercise or vesting of an award; (x) amend any outstanding award subject to applicable legal restrictions, except for the reduction of the exercise price of an option or SAR (unless stockholder approval is obtained); (xi) authorize any person to execute, on behalf of the Company, any instrument required to effect the grant of an award; and (xii) subject to certain limitations, take any other actions deemed necessary or advisable for the administration of the 1995 Plan. All decisions, interpretations and other actions of the Compensation Committee shall be final and binding on all holders of options or rights and on all persons deriving their rights from such holders.
Eligibility
The 1995 Plan provides that awards may be granted to the Company’s employees and consultants. Incentive stock options may be granted only to employees.
Limitations
Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company’s ability to deduct the compensation income associated with options and SARs granted to such persons, the 1995 Plan provides that no employee may be granted, in any fiscal year of the Company, options and SARs that relate to more than 600,000 shares of common stock.
We have designed the 1995 Plan so that it permits us to also issue other awards that qualify as performance-based under Section 162(m) of the Code. Thus, the Compensation Committee may make performance goals applicable to a participant with respect to an award. At the Compensation Committee’s discretion, one or more of the following performance goals may apply: annual revenue; cash position; earnings per share; net income; operating cash flow; operating income; return on assets; return on equity; return on sales; and total shareholder return. Except for cash position, return on equity, and total shareholder return, these performance goals may apply to either Harmonic or to one of our business units. These performance milestones may be established in accordance with U.S. generally accepted accounting principles (“GAAP”), or may exclude items otherwise includible under GAAP, as specified by the Compensation Committee.
Terms and Conditions of Options
The Compensation Committee, subject to the provisions of the 1995 Plan, shall have complete discretion to determine the terms and conditions of options granted under the 1995 Plan. Each option granted under the 1995 Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to other terms and conditions, as set forth below.
Exercise Price; No Repricing. Our Board of Directors or the Compensation Committee determines the exercise price of options at the time the options are granted. However, the exercise price of any stock option must not be less than 100% of the fair market value of the common stock on the grant date. Options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a merger or other corporate transaction. In addition, no option granted under the 1995 Plan may be repriced, without stockholder approval, including by means of an exchange for another award.
Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, other shares of common stock of the Company owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from sale proceeds, by a combination thereof, or by any consideration and method of payment for the issuance of shares to the extent permitted by applicable laws.
Exercise and Vesting of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. To date, most options granted under the 1995 Plan have vested 25% on the first anniversary from the date of grant and 1/48 per month thereafter.
Termination of Employment or Service. If an optionee’s employment or service terminates for any reason (other than death or permanent disability), then all options held by such optionee under the 1995 Plan expire upon the earlier of (i) such period of time as is set forth in his or her option agreement, or (ii) the expiration date of the option. In the absence of a specified time in the option agreement, the option to the extent exercisable, shall remain exercisable for three months following the optionee’s termination of employment or service. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment or service.
Permanent Disability. If an optionee is unable to continue employment or service with the Company as a result of permanent and total disability (as defined in the Code), then all options, to the extent exercisable, held by such optionee under the 1995 Plan shall expire upon the earlier of (i) 12 months after the date of termination of the optionee’s employment or service, or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment or service.

Death. If an optionee dies while employed by the Company, then all options, to the extent exercisable, held by such optionee under the 1995 Plan shall expire upon the earlier of (i) 12 months after the date of termination of the optionee’s employment or service, or (ii) the expiration date of the option. The executors or other legal representative of the optionee may exercise all or part of the optionee’s option at any time before such expiration to the extent that such option was exercisable at the time of death.
Termination of Options. Each stock option agreement will specify the term of the option and the date when all or any installment of the option is to become exercisable. However, in no event shall an option granted under the 1995 Plan be exercised more than seven years after the date of grant (ten years in the case of options granted prior to 2012). No options may be exercised by any person after the expiration of its term.
Limitations. If the aggregate fair market value of all shares of common stock subject to an optionee’s incentive stock option that are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.
Other Provisions. The stock option agreement may not contain any term, provision or condition that is inconsistent with the 1995 Plan, as may be determined by our Board of Directors or the Compensation Committee.

Terms and Conditions of SARs
Exercise Price and Other Terms of Stock Appreciation Rights; No Repricing. The Compensation Committee, subject to the provisions of the 1995 Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the 1995 Plan, provided, however, that (i) no SAR may be granted with a per share exercise price less than 100% fair market value on the date of grant, and (ii) no SAR may be repriced, including by means of an exchange for another award, without stockholder approval, including by means of an exchange for another award. However, SARs may be granted with a per share less than 100% fair market value on the date of grant pursuant to a merger or other corporate transaction.
Payment of Stock Appreciation Right Amount. Upon exercise of a SAR, the holder of the SAR shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the amount by which the fair market value of a share on the date of exercise exceeds the exercise price multiplied by (ii) the number of shares with respect to which the SAR is exercised.
Payment upon Exercise of Stock Appreciation Right. At the discretion of the Compensation Committee, and as specified in the agreement evidencing the SAR, payment to the holder of a SAR may be in cash, shares of our common stock or a combination thereof. In the event that payment to the holder of a SAR is settled in cash, the shares available for issuance under the 1995 Plan shall not be diminished as a result of the settlement.
Stock Appreciation Right Agreement. Each SAR grant shall be evidenced by an agreement that specifies the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Compensation Committee, in its sole discretion, shall determine.
Expiration of SARs. SARs granted under the 1995 Plan expire as determined by the Compensation Committee, but in no event later than seven years from the date of grant (ten years in the case of options granted prior to 2012). No SAR may be exercised by any person after its expiration.

Termination of Employment or Service. If a participant’s employment or service terminates for any reason (other than death or permanent disability), then all SARs held by such participant under the 1995 Plan expire upon the earlier of (i) such period of time as is set forth in his or her SAR agreement, or (ii) the expiration date of the SAR. In the absence of a specified time in the SAR agreement, the SAR, to the extent exercisable, shall remain exercisable for three months following the participant’s termination of employment or service. The participant may exercise all or part of his or her SARs at any time before such expiration to the extent that such option was exercisable at the time of termination of employment or service.

Permanent Disability. If a participant is unable to continue employment or service with the Company as a result of permanent and total disability (as defined in the Code), then all SARs, to the extent exercisable, held by such participant under the 1995 Plan shall expire upon the earlier of (i) 12 months after the date of termination of the participant’s employment or service, or (ii) the expiration date of the SAR. The participant may exercise all or part of his or her SARs at any time before such expiration to the extent that such option was exercisable at the time of termination of employment or service.

Death. If a participant dies while employed by the Company, then all SARs to the extent exercisable held by such participant under the 1995 Plan shall expire upon the earlier of (i) 12 months after the date of termination of the participant’s employment or service, or (ii) the expiration date of the SARs. The executors or other legal representative of the optionee may exercise all or part of the participant’s SARs at any time before such expiration to the extent that such option was exercisable at the time of death.

Terms and Conditions of RSUs
Grant of RSUs. The Compensation Committee, subject to the provisions of the 1995 Plan, shall have complete discretion to determine the terms and conditions of RSUs granted under the 1995 Plan. Each RSU will count against the share reserve under the 1995 Plan as 1.5 shares for every unit granted. RSU to acquire shares of common stock. The Compensation Committee shall have complete discretion to determine (i) the number of shares subject to a RSUs granted to any participant, and (ii) the conditions that must be satisfied (typically based principally or solely on continued provision of services, but may include a performance-based component) for the grant or vesting of RSUs. However, no participant shall be granted RSUs covering more than 200,000 shares in any of the Company’s fiscal years. Until the shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the underlying shares.
RSU Agreement. Each RSU shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Compensation Committee shall determine; provided; however, that if the RSU grant has a purchase price, such purchase price must be paid no more than 10 years following the date of grant.
Section 162(m) Performance Restrictions. For purposes of qualifying grants of RSUs as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, the Compensation Committee, in its discretion, may set restrictions based on the achievement of performance goals and the Compensation Committee will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the RSUs under Section 162(m).
Terms and Conditions of Performance Shares and Units
Grant of Performance Shares. The Compensation Committee, subject to the provisions of the 1995 Plan, shall have complete discretion to determine the terms and conditions of Performance Shares and Performance Units granted under the 1995 Plan. The Compensation Committee shall have complete discretion to determine (i) the number of shares of our common stock subject to a Performance Share award granted to any participant, and (ii) the conditions that must be satisfied (typically based principally or solely on achievement of performance milestones, but may include a service-based component) for the grant or vesting of Performance Shares. However, no participant shall be granted a Performance Share award covering more than 200,000 shares in any of the Company’s fiscal years. No participant shall receive Performance Units having an initial value greater than $1,000,000, except that such participant may receive Performance Units in a fiscal year of the Company in which his or her service as a participant first commences with an initial value no greater than $2,000,000.
Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the Compensation Committee, in its sole discretion, shall determine.
Grant of Performance Units. Performance Units are similar to Performance Shares, except that they shall be settled in cash in an amount equivalent to the fair market value of the underlying shares of common stock, determined as of the vesting date. The shares available for issuance under the 1995 Plan shall not be diminished as a result of the settlement of a Performance Unit.

Performance Unit Award Agreement. Each Performance Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the Compensation Committee shall determine. However, no participant shall be granted a Performance Unit award covering more than one million dollars in any of the Company’s fiscal years, except that a newly hired participant may receive a Performance Unit award covering up to two million dollars.
Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Shares and Performance Units as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, the Compensation Committee, in its discretion, may set restrictions based on the achievement of performance goals and the Compensation Committee will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Shares and Performance Units under Section 162(m).
Terms and Conditions of Deferred Stock Units
Grant of Deferred Stock Units. Deferred Stock Units shall consist of an RSU, Performance Share or Performance Unit Award that the Compensation Committee permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Compensation Committee. Deferred Stock Units are subject to the individual annual limits that apply to each type of awards and the annual 162(m) limits applicable to underlying awards.

Non-Transferability of Awards
Unless determined otherwise by the Compensation Committee, an award granted under the 1995 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Compensation Committee makes an award granted under the 1995 Plan transferable, such award shall contain such additional terms and conditions as the Compensation Committee deems appropriate. In no event may an award be transferred to any third party for value, unless separately approved by our stockholders in advance.
Adjustment Upon Changes in Capitalization; Corporate Transactions
Subject to any required action by the stockholders of the Company, in the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other change in the capital structure of the Company, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the 1995 Plan, the individual fiscal year limits applicable to RSUs, Performance Share awards, SARS and options, the number and class of shares of stock subject to any award outstanding under the 1995 Plan, and the exercise price of any such outstanding option, RSU or other award. Any such adjustment shall be made upon approval of the Compensation Committee of the Board of Directors, whose determination shall be conclusive. In the event that we are acquired in any merger of the Company with or into another corporation or the sale of substantially all of the assets, each outstanding award granted under the 1995 Plan shall be assumed or an equivalent right substituted by a successor corporation. If such awards granted under the 1995 Plan are not assumed, they become fully vested prior to the closing of such merger or sale of assets.
Amendment, Suspensions and Termination of the 1995 Plan
The Board of Directors may amend, suspend or terminate the 1995 Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (“Rule 16b-3”) or Section 422 of the Code, or any similar rule or statute.
Federal Tax Information
Options. Options granted under the 1995 Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or nonstatutory options.
An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of an incentive stock option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer or director of the Company. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.
All options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time the optionee is granted a nonstatutory option. However, upon the exercise of a nonstatutory option, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with the exercise of a nonstatutory option by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sale price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.
Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of common stock received. Any additional gain or loss recognized upon any later disposition of the shares of common stock would be capital gain or loss.
RSU, Performance Units and Performance Shares. A participant will not have taxable income upon grant of RSU, Performance Units or Performance Shares. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares or cash received, minus any amount paid for the shares of vested common stock.

Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an award under the 1995 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our CEO and to each of our four most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met with respect to awards. These conditions include stockholder approval of the 1995 Plan and performance goals under the 1995 Plan, setting individual annual limits on each type of award, and certain other requirements. The 1995 Plan has been designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with such awards.
The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company, does not purport to be complete, and does not discuss the tax consequences of the participant’s death or the income tax laws of any municipality, state or foreign country in which a participant may reside.
Stock Issuances
The Company is unable to predict the amount of benefits that will be received by, or allocated to, any particular participant under the 1995 Plan. The table that follows shows, as to each of the Company’s named executive officers and the indicated groups, the RSUs and the options granted to purchase common stock under the 1995 Plan during 2015, together with the weighted average exercise price per share for stock options.

Plan Benefits
Harmonic 1995 Stock Plan
Name and Position	Restricted Stock Units	Fair Market Value Stock Options	Weighted Average Exercise Price Per Share ($/sh)
Patrick J. Harshman,	214,188	266,667	$7.58
President & CEO
Carolyn V. Aver,	44,429	93,333	$7.58
Former Chief Financial Officer (1)
Harold L. Covert	110,000	220,000	$5.80
Chief Financial Officer
Nimrod Ben-Natan	32,095	80,000	$7.58
Senior Vice President, Gen. Manager, Edge Business
Bart Spriester	26,222	53,333	$7.58
Senior Vice President, Video Products
George Stromeyer	26,543	65,333	$7.58
Senior Vice President, Worldwide Sales (2)
All executives officers as a group (6 persons)	393,477	778,666	$7.08
All employees and consultants, including current officers who are not executive officers, as a group (575 persons)	1,557,347	569,582	$7.29

(1)	Ms. Aver retired from the Company as of November 2, 2015.

(2)	Mr. Stromeyer resigned from the Company on October 30, 2015.

VOTE REQUIRED AND RECOMMENDATION
The affirmative vote of a majority of the votes cast will be required to approve the proposed amendment to the 1995 Plan.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE AMENDMENT TO THE COMPANY’S 1995 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 1995 PLAN BY 2,000,000 SHARES.

PROPOSAL FIVE
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2016. PwC has served as the Company’s independent registered public accounting firm since 1989, and has provided certain tax and other audit-related services to the Company. PwC has rotated Harmonic’s audit partners in compliance with current SEC regulations.
Stockholder approval is not required for the appointment of PwC, as the Audit Committee has the responsibility for selecting an independent registered public accounting firm. However, the Board is submitting the selection of PwC to the stockholders for ratification as a matter of good corporate practice. In the event of a negative vote on the ratification of PwC, the Audit Committee may reconsider its selection. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
Aggregate fees for professional services rendered for the Company by PwC for the years ended December 31, 2015 and 2014 were as follows:

	2015	2014
	(In thousands)
Audit Fees	$2,197	$1,595
Audit-Related Fees	—	—
Tax Fees	62	48
All Other Fees	2	2
Total	$2,261	$1,645

Audit Fees
These amounts represent fees billed for professional services rendered for the audit of our consolidated financial statements and review of interim statements included in quarterly reports and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements.
Tax Fees
These amounts represent fees billed for professional services for tax compliance, tax advice, tax planning and preparation of foreign employee tax returns. These services include assistance regarding federal, state and international tax compliance, customs and duties and international tax planning.
All Other Fees
These amounts represent fees billed for subscription to a software research tool developed by PwC.
Consistent with its charter, the Audit Committee pre-approves all audit and non-audit services from our independent registered public accounting firm and did so in 2015. Pre-approval authority may be delegated by the Audit Committee to the Chairman of the Audit Committee.
The Audit Committee has considered whether the services provided by PwC are compatible with maintaining the independence of PwC and has concluded that the independence of PwC is maintained and is not compromised by the non-audit services provided.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
In accordance with a written charter adopted by Harmonic’s Board of Directors and posted on the Company’s website at www.harmonicinc.com, the Audit Committee of the Board of Directors serves as the representative of the Board of Directors for general oversight of the quality and integrity of the Company’s financial accounting and reporting process, system of internal control over financial reporting, audit process, and process for monitoring compliance with related laws and regulations. The Audit Committee engages the Company’s independent registered public accounting firm and approves the scope of both audit and non-audit services. Harmonic’s management has primary responsibility for preparing financial statements and the financial reporting process.
PricewaterhouseCoopers LLP, Harmonic’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with the standards set by the Public Company Accounting Oversight Board (“PCAOB”) and to issue reports thereon.
The Audit Committee has:
1. Reviewed and discussed the audited consolidated financial statements and certifications thereof with Company management and PricewaterhouseCoopers LLP and management has represented to the Audit Committee that Harmonic’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States;
2. Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the PCAOB in Rule 3200T, including discussion of the quality and acceptability of Harmonic’s financial reporting process and controls; and
3. Received the written disclosures and letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, discussed with PricewaterhouseCoopers LLP its independence, and considered whether the provision of the non-audit services described above was compatible with maintaining their independence.
The Audit Committee meets regularly with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s adherence to applicable accounting principles and practices.
In performing all of these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of Harmonic’s management, which has primary responsibility for preparing financial statements and the financial reporting process, and the independent registered public accounting firm, which, in their report, expresses an opinion on the conformity of Harmonic’s annual consolidated financial statements to accounting principles generally accepted in the United States and of the Company’s internal control over financial reporting in accordance with the standards set by the PCAOB. In reliance on the reviews and discussions referred to in this report, and in light of its role and responsibilities, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements of Harmonic for the three years ended December 31, 2015 be included for filing with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.
The Audit Committee
Nikos Theodosopoulos
Susan Swenson
William F. Reddersen

EXECUTIVE OFFICERS
The following sets forth certain information regarding the executive officers of Harmonic as of April 1, 2016.

Name	Age	Position
Patrick J. Harshman	51	President & CEO
Harold Covert	68	Chief Financial Officer
Nimrod Ben-Natan	48	Senior Vice President and General Manager, Cable Products
Bart Spriester	47	Senior Vice President, Video Products
Neven Haltmayer	51	Senior Vice President, Research and Development
Patrick J. Harshman joined Harmonic in 1993 and was appointed President and CEO in May 2006. Prior to 2006, he held several executive leadership positions for Harmonic, including management of marketing, international sales, product management, and research and development functions. Mr. Harshman earned a Ph.D. in Electrical Engineering from the University of California, Berkeley, and completed an Executive Management Program at Stanford University. We believe that Mr. Harshman’s qualifications to serve on our Board include his many years of industry experience and extensive customer relationships, his management and operational experience, and his strong background in driving Harmonic’s market-leading broadband and video technologies.
Harold Covert was appointed Chief Financial Officer of Harmonic in October 2015. Previously, Mr. Covert served as a director of Harmonic and chairman of the Audit Committee from 2007 to 2015. From April 2014 through September 2014, he served as an advisor to Lumos Networks Corporation, a fiber-based service provider. From September 2011 through March 2014, Mr. Covert served as Executive Vice President and Chief Financial Officer of Lumos Networks . From September 2010 to September 2011, he was an independent business consultant. From October 2007 until September 2010, Mr. Covert was an executive of Silicon Image, Inc., a semiconductor company, serving as Chief Financial Officer from October 2007 until January 2010 and also as its President from September 2009 through September 2010. From 2005 to 2007, Mr. Covert was Executive Vice President and Chief Financial Officer of Openwave Systems Inc., a software applications and infrastructure company. Prior to Openwave, Mr. Covert was Chief Financial Officer at Fortinet Inc. from 2003 to 2005, and Chief Financial Officer of Extreme Networks, Inc. from 2001 to 2003. Mr. Covert currently serves as a director at Lumentum Holdings Inc. Mr. Covert was a director at Solta Medical, Inc. from June 2007 until January 2014 and was a director of Silicon Image from January 2010 until September 2010. Mr. Covert holds a B.S. in Business Administration from Lake Erie College and an M.B.A. from Cleveland State University and is also a Certified Public Accountant.

Nimrod Ben-Natan joined Harmonic in 1997, was named Vice President of Product Marketing, Solutions and Strategy in 2007, and was appointed Senior Vice President and General Manager, Cable Products in June 2012. From 1993 to 1997, Mr. Ben-Natan served as an Embedded Software Engineer at Orckit Communications Ltd., a digital subscriber line developer. Previously, he worked on wireless communications systems while he was with the Israeli Defense Signal Corps from 1988 to 1993. Mr. Ben-Natan holds a B.A. in Computer Science from Tel Aviv University.

Neven Haltmayer joined Harmonic in 2002, and was appointed Senior Vice President, Research and Development~~,~~ in March 2011. Prior to this, Mr. Haltmayer served as Vice President, Research and Development from 2005. From 2002 to 2005, Mr. Haltmayer was Director of Engineering of Compression Systems and managed the development of Harmonic’s MPEG-2 and MPEG-4 AVC/H.264 encoder and Electra product lines. Between 2001 and 2002, Mr. Haltmayer held various key positions at Canal Plus Technologies, a set-top decoder technology company, including Vice President of Engineering, and was responsible for system integration and development of set top box middleware and interactive applications. Mr. Haltmayer holds a B.S. in Electrical Engineering from the University of Zagreb, Croatia
Bart Spriester joined Harmonic in September 2014 as Senior Vice President, Video Products. From April 2012 to September 2014, Mr. Spriester served as Executive Vice President and General Manager, North America, and Chief Technology Officer for Encompass Digital Media Inc., a leading provider of digital media services to global media companies. From June 1992 to April 2012, he held several executive positions at Cisco Systems, Inc., most recently as Vice President and General Manager for Digital Media Networks. Mr. Spriester has a B.S. in Electrical Engineering from the University of Illinois and earned his M.S. in Management from the Georgia Institute of Technology.

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Philosophy and Programs

The Company’s executive compensation programs are designed to attract, motivate and retain executives who will contribute significantly to the long-term success of the Company and the enhancement of stockholder value. Consistent with this philosophy, the following goals provide a framework for our executive compensation program:

•	provide a competitive total compensation package to attract, retain and motivate executives who must operate in a demanding and rapidly changing business environment;

•
relate total compensation for each executive, consisting of base salary, annual cash bonus and equity awards, to overall company performance and, in the case of base salary and equity awards, to individual performance;

•	tie annual cash bonus compensation to the Company’s achievement of objective performance parameters;

•
reflect competitive market requirements and strategic business needs in determining the appropriate mix of cash and non-cash compensation and short-term (base salary and annual cash bonus) and long-term compensation (equity awards);

•	put at risk a significant portion of each executive’s total target compensation, with the intent to reward superior performance by the Company; and

•	align the interests of our executives with those of our stockholders.

At our 2015 annual meeting of stockholders, we held a stockholder advisory vote on the compensation of our NEOs, commonly referred to as a “say-on-pay vote.” Our stockholders approved the compensation of our NEOs, with over 97% of stockholder votes cast voting in favor of the say-on-pay proposal. As we evaluated our compensation practices and talent needs throughout 2015, we were mindful of the support our stockholders expressed for our philosophy of linking compensation to our financial goals and in support of enhancing stockholder value. As a result, the Compensation Committee decided to retain our general approach with respect to our executive compensation programs, with an emphasis on delivering long-term and short-term incentive compensation that rewards our executives commensurate with the value they deliver to our stockholders.

Role of the Compensation Committee

The Compensation Committee is responsible for approval of the Company’s executive compensation policies, compensation paid to executive officers, and administration of the Company’s equity ownership plans. The Compensation Committee currently consists of Messrs. Kvamme, Gallagher and Reddersen and Ms. Reaugh, none of whom is an employee of the Company, and each of whom is independent under applicable NASDAQ listing standards and for the purposes of Section 162(m) of the Code and Section 16 of the Exchange Act of 1934. The charter of the Compensation Committee was adopted by the Board of Directors, and is posted on Harmonic’s website at www.harmonicinc.com.

Role of the Compensation Consultant

The Compensation Committee has retained the services of Meyercord Associates (“Meyercord”), an independent compensation consulting firm, to assist the Compensation Committee in the evaluation of appropriate cash and equity compensation for executive management. Meyercord provides no other services to the Company, other than essentially the same services with respect to Board compensation. Meyercord makes recommendations to the Compensation Committee on the design and implementation of compensation plans, assists in determining the appropriate number of shares to be used for equity awards granted under the Company’s equity plans, reviews data and recommendations provided by management, and also reviews specific compensation proposals for each of the Company’s NEOs listed in the Summary Compensation Table in the Company’s proxy statement for the applicable year. Meyercord attends all or part of certain Compensation Committee meetings, as requested by the Compensation Committee.

In 2015, the Compensation Committee considered and assessed all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act, that could give rise to a potential conflict of interest with respect to Meyercord’s work. Based on this review, we are not aware of any conflict of interest that has been raised by work performed by Meyercord.

Role of Management

Harmonic’s CEO, assisted by our General Counsel and Senior Vice President, Human Resources, works with the Compensation Committee to establish meeting agendas. The CEO makes recommendations to the Compensation Committee with respect to the compensation of other members of executive management and the design and implementation of incentive compensation programs for NEOs. For 2015 executive compensation, these recommendations were developed with the assistance of Meyercord. The Compensation Committee considers the recommendations of management, but is not bound by such recommendations. The CEO does not make recommendations to the Compensation Committee with respect to his own compensation and no member of management is present at any portion of Compensation Committee meetings when his or her compensation is deliberated and decisions made.

Management of Risk Arising from Incentive Compensation Policies

The Compensation Committee has considered whether the Company’s overall compensation program for employees creates incentives for employees to take excessive or unreasonable risks that could materially harm the Company. The Committee believes that our incentive plans are typical for our industry and market competitive, and that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. Several features of our compensation policies for management employees appropriately mitigate such risks, including a mix of long-term and short-term compensation incentives that we believe are properly weighted, the uniformity of compensation policies across the Company, caps on payments from the plans and the use of our business plan, which the Compensation Committee regards as setting an appropriate level of risk for the Company, as a baseline for our incentive bonus plan targets. We also believe the Company’s internal legal and financial controls appropriately mitigate the probability and potential impact of an individual employee committing the Company to inappropriate transactions in exchange for short-term compensation benefits.

Elements of Compensation

In order to achieve the above goals, our total compensation packages include base salary and annual bonus paid in cash, as well as long-term equity compensation in the form of stock options or RSUs, or a combination of each. We also make available benefit plans to our executive officers which are generally provided to all regular full-time employees of Harmonic. We believe that appropriately balancing the total compensation package and ensuring the incentive effect of a significant portion of the package is necessary in order to provide market-competitive compensation. We focus on ensuring that the balance of the various components of our compensation program is optimized to motivate executives to improve our results on a cost-effective basis. The factors which are used to determine individual compensation packages are generally similar for each NEO, including our CEO.
In order to assess our compensation competitiveness against peer companies in 2015, management recommended a compensation peer group, which included approximately 15 companies. These peer companies were selected from the telecommunications and video services technology industries based principally on revenue and market capitalization data that placed Harmonic approximately in the middle of the range, as well as on such companies' proximity to Silicon Valley, which is the location of the Company’s headquarters.
The Compensation Committee then asked Meyercord to review management’s recommendations as to an appropriate compensation peer group for Harmonic. Meyercord selected the final peer group companies based principally on revenue and market capitalization data, as well as certain companies we consider competitors. The compensation peer group included many technology companies in the Company’s immediate geographic area with whom the Company competes for executive talent. These peer group recommendations from management and Meyercord were reviewed and discussed by the Compensation Committee, and a final list, as shown below, was approved by the Compensation Committee. Data prepared by Meyercord for the compensation peer group was used by management in formulating recommendations to the Compensation Committee for 2015 cash and equity compensation. Information from Meyercord was also used in formulating the CEO’s recommendations to the Compensation Committee with respect to the design and implementation of compensation packages and for specific proposals related to the individual elements and total compensation packages for other NEOs, as well as for other employees.
The approved peer group for 2015 consisted of the following companies:

Arris Group	Infinera
Aruba Networks	Avid Technology
ChyronHego	Brightcove Inc.
Coherent	Quantum
Electronics for Imaging	SeaChange International
Extreme Networks	Sonus Networks
Envivio Inc.	Calix
TIVO

Base Salary

Base salaries for NEOs, including that of the CEO, are set according to the responsibilities of the position, the specific skills and experience of the individual and the competitive market for executive talent. The Compensation Committee reviews salaries annually and adjusts them as appropriate to reflect changes in market conditions, individual performance and responsibilities, and the Company’s financial position. The aggregate value of our total cash compensation (base salary and targeted bonus) for NEOs is generally set at approximately between the 50th and 60th percentile of executive compensation of the compensation peer group, depending on position, with the intent that superior performance under incentive bonus plans would enable the executive to elevate total cash compensation to levels that are above the average of comparable companies.
Following a review with Meyercord of the above factors and the data regarding the compensation peer group in early 2015, the Compensation Committee determined that modest increases to base salaries for certain NEOs was appropriate, primarily due to the Compensation Committee’s determination that the base salaries for such NEOs were not competitive. Effective January 1, 2015, the base salary for Carolyn A. Aver, Chief Financial Officer until her retirement in October 2015, increased from $365,000 to $389,090; (2) the base salary for George Stromeyer, Senior Vice President, Worldwide Sales until his employment with the Company ended in October 2015, increased from $288,750 to $293,370; and (3) the base salary for Nimrod Ben-Natan, Senior Vice President and General Manager, Cable Products, increased from $287,505 to $292,105 (at the exchange rate with the Israeli Shekel in effect at that time). The percentage increase in Ms. Aver’s base salary was greater than the increases for the other NEOs because Ms. Aver had not received a salary adjustment since 2013.
Base salaries for all of the NEOs, are disclosed in the Summary Compensation Table on page 35 of this Proxy Statement.

Incentive Bonus Plan

The Company’s annual incentive bonus plan in which NEOs participate reflects the Compensation Committee’s belief that a meaningful component of executive compensation should be contingent on the Company achieving performance targets, thereby introducing a significant element of “pay for performance” and appropriate incentives to produce superior results.
For 2015, the Compensation Committee approved an incentive bonus plan in which 65% of the target bonus for most plan participants (including each NEO) was tied to a revenue target, and 35% was tied to a non-GAAP operating margin target. With respect to Mr. Ben-Natan, his individualized incentive plan was based 50% on the Company incentive bonus plan metrics and 50% on performance against the Company’s Cable Edge business revenue and contribution profit targets. With respect to Mr. Stromeyer, his individualized incentive plan was based 80% on performance against a sales quota target under the Company’s sales incentive plan and 20% on the Company’s incentive bonus plan metrics. The Compensation Committee approved these bonus plans and bonus plan components to focus the NEOs and other incentive plan participants on revenue growth and improved profitability.
In addition, the 2015 incentive bonus plan had minimum thresholds that had to be met in order for any payout to be made and a cap of 200% of target bonus for any participant, including NEOs.
For 2015, the Compensation Committee approved the following targets for the incentive plan:

	Revenue (millions)	Non-GAAP Operating Margin (%)
Threshold	$430	5.0
Target	$460	9.4
Maximum	$480	10.0
For performance between these levels, bonus payouts would be determined by straight-line interpolation. No payments would be made under any of the revenue or operating margin components of the 2015 incentive plan if the threshold target for any such component was not achieved.
The Compensation Committee believed that the 2015 bonus targets were challenging, but achievable, based on their review of the Company’s operating plan for 2015, their experience with respect to the Company’s historical performance and the business and industry outlook. In 2015, the Company did not meet the minimum thresholds for the revenue and operating margin components of the incentive bonus plan and therefore no payments were made under the Company's incentive bonus plan. With respect to Mr. Ben-Natan, the Company partially achieved the contribution margin target for the Cable Edge business and therefore he received payment under his individualized incentive plans. With respect to Mr. Stromeyer, he partially achieved his sales quota targets and therefore he received payments under the Company’s sales incentive plan.

Equity Compensation Plans

The Compensation Committee believes that equity compensation plans are an essential tool to link the long-term interests of stockholders and employees, especially the CEO and executive management, and serve to motivate employees, and particularly executive management, to make decisions that will, in the long run, deliver the best returns to stockholders, thus rewarding excellent long-term performance. Since 2009, stock options and RSUs have been granted to executive management, including NEOs, when they join the Company, and on an annual basis thereafter.
Initial and annual stock option and RSU awards to executives have generally vested over four years. Beginning in 2012, the Company introduced three year vesting for initial RSU awards to new executive hires, while annual equity awards to existing executives continued to have four year vesting periods. Beginning in 2013, the Compensation Committee significantly reduced the size of annual RSU awards to executives in order to weight executive equity compensation more towards stock option grants, and to reduce equity dilution from RSU awards. The Company also introduced two year vesting for annual executive RSU grants in 2013, and annual stock option awards continued to have four year vesting. In 2015, the Company introduced three year vesting for annual executive and employee RSU awards, and the amount of the awards were increased in light of the longer vesting period, while annual stock option awards continued to have four year vesting.
Stock options are granted at an exercise price equal to the fair market value of the Common Stock on the date of grant. The size of an initial equity award grant is based upon the position, responsibilities and expected contribution of the individual, with subsequent grants also taking into account the individual’s performance, potential contributions, and, to a lesser extent, the vesting status of previous awards. This approach is designed to align optionees’, including NEOs’, interests with stockholders’ interests over the long term, as no benefit is realized from the grant unless the price of the Common Stock has increased over the number of years that the award vests. The Compensation Committee considers any such price increase to be tied to positive performance of the Company. The Compensation Committee therefore generally considers stock options to be the appropriate form of “performance-based” equity awards for the Company’s executives and NEOs, and has weighted executive and NEO equity compensation significantly more towards stock option grants.
In 2015, the Compensation Committee approved the issuance of a performance-based RSU grant to the Company’s CEO with vesting tied to fiscal year 2015 revenue targets and the issuance of performance-based RSU grants to the NEOs with vesting tied to earnings-per-share targets. None of the targets for the performance-based RSUs were achieved and therefore such RSU grants expired without vesting.
Consistent with past practice, the total equity pool for annual grants to be made to all employees in 2015, including NEOs, was determined principally by reference to industry-specific guidelines published by shareholder advisory firms and, in part, by historic practice. The guidelines generally refer to metrics such as total annual awards as a percentage of shares outstanding and total outstanding awards as a percentage of fully diluted shares. Consistent with past practice, the Compensation Committee set the total pool of equity awards for the Company’s use in 2015 lower than shareholder advisory firm guideline amounts. The Compensation Committee, in consultation with the Company’s CEO (except regarding the CEO’s own compensation), determines the size and material terms of equity awards granted to the NEOs, taking into account the role and responsibility of the NEO, competitive factors including competition for technology executives, peer group data compiled by Meyercord, the size and value of long-term equity compensation already held by each executive officer and the vested percentage, the proportion between RSUs and stock options held by each NEO, the total target cash compensation opportunity for each NEO, individual performance and retention objectives.
Executive officers are also eligible to participate in the ESPP which is available on a broad basis to the Company’s employees. The ESPP allows eligible employees to purchase the Common Stock at a price equal to 85% of the lower of the fair market value at the beginning of a six month offering period or the fair market value at the end of the offering period, with the purchase amount limited to the lesser of 10% of eligible compensation or 1,500 shares per offering period, or as otherwise limited by applicable IRS regulations.
Financial Accounting Standards Codification Topic 718 of the Financial Accounting Standards Board (“FASC Topic 718”) requires the Company to record a charge to earnings for equity compensation. However, the Compensation Committee believes that the Company should continue to operate its equity compensation plans in spite of the significant non-cash charges incurred by the Company as a result of the application of FASC Topic 718. The Compensation Committee continues to monitor the impact of the accounting standard on Harmonic’s earnings, changes in the design and operation of equity compensation plans by other companies, particularly those with whom the Company competes locally for employees, and the attitude of financial analysts and investors towards these significant and potentially volatile non-cash charges. In 2013, 2014 and 2015 most employees who received equity awards, other than NEOs, received them in the form of RSUs. Beginning in 2012, new hire equity awards vested over three, rather than four years, and the amount of the awards were proportionally decreased from the amount that would have been granted with four year vesting. In 2013, the Company introduced two year vesting for annual executive and employee RSU awards, and the amount of the awards were also decreased. In 2015, the Company introduced three year vesting for annual executive and employee RSU awards, and the amount of the awards were increased in light of the longer vesting period.
The Compensation Committee continues to believe that broad-based equity plans reward long-term performance and remain an essential element of a competitive compensation package, as such plans are offered currently by most public and private technology companies in Silicon Valley with whom the Company competes for both executive and non-executive employees. Approximately 95% of eligible employees currently hold stock options and/or RSUs, and approximately 59% of eligible employees are currently participating in the ESPP.

Equity Compensation Grant Practice

The Compensation Committee approves all stock option and RSU grants, except for certain grants made to non-executive employees in the ordinary course of business, for which it has delegated authority to the CEO, within parameters approved in advance by the Compensation Committee, pursuant to an employee equity issuance policy (the “Employee Equity Issuance Policy”). The Compensation Committee reviews all grants made pursuant to the Employee Equity Issuance Policy. Initial hire grants of stock options are made on the first Friday following the employee’s start date, initial hire grants of RSUs are made on the second Friday of each month, and any other grants made by the CEO pursuant to authority granted by the Compensation Committee are made on the Friday of the week of such grant. Stock options are granted at 100% of the closing price of our stock on the NASDAQ Global Select Market on the date of grant.
Initial hire grants that are for executives reporting to the CEO or grants that are above the CEO’s approved range are approved by the Compensation Committee, with the grant date being the day of approval by the Compensation Committee or a later date selected by the Compensation Committee and, if in the form of a stock option, the exercise price being the closing price of the stock on the NASDAQ Global Select Market on the grant date. The initial grants are effective as of the date of grant, with vesting generally beginning on the date of commencement of employment. Annual grants are usually made in the first half of the year, and, in 2015, these grants were made in March. This timing enables management and the Compensation Committee to consider performance by both the Company and the individual and balance it against our expectations for the current year.
We do not time the granting of stock options or RSUs with any favorable or unfavorable news released by the Company. The timing of initial grants is driven by the date of hire of our new employees. The Board of Directors and Compensation Committee meeting schedules, for review and approval of annual grants, are usually established several months in advance for the calendar year. Proximity of any awards to an earnings announcement or other market events is coincidental.

Retirement Benefits

The Company does not provide pension benefits or deferred compensation plans to any of its U.S. employees, including NEOs, other than a 401(k) deferred compensation plan which is open to all regular, full-time U.S. employees. The Company has a matching contribution policy for the 401(k) plan, of up to $1,000 a year for each participant, for 2015. For employees resident in foreign jurisdictions, the Company makes required contributions to statutory pension and retirement schemes and, in a few countries, offers supplemental pension benefits in accordance with customary market practices.

Change-of-Control Agreements

The Company does not have employment agreements with any of its present NEOs. However, as a historical practice, it has generally provided change of control severance agreements to its NEOs. These agreements are designed to incentivize continuing service to the Company by NEOs in the event that the Company may be in discussions regarding strategic transactions and to provide short-term benefits in the event that a NEO’s position is eliminated or responsibilities or compensation are reduced following a change of control.
Under the terms of the respective NEO’s change of control severance agreement, in the event of termination of the NEO other than for cause (as defined in the relevant change of control severance agreement) within 18 months following a change in control of the Company, the NEO will be entitled to certain payments. Mr. Harshman, the Company’s President and CEO, will receive a lump-sum payment of twice his annual salary, an amount equal to twice the greater of 50% of his then annual target bonus or the average of the actual bonus paid to him in each of the two prior years, and a continuation of his health, dental, and life insurance benefits for up to one year after the change of control. The other NEOs will receive a lump-sum payment of one year’s salary, an amount equal to the greater of 50% of the NEO’s then annual target bonus or the average of the actual bonus paid to the NEO in each of the two prior years, and a continuation of the NEO’s health, dental and life insurance benefits for up to one year after the change of control. These agreements also provide for out-placement assistance and the full acceleration of unvested stock options and any restricted stock awards held by the respective NEO in the event of such termination, subject to certain limitations.

Other Compensation

Other elements of executive compensation include life and long-term disability insurance and health benefits. These benefits are available to all regular, full-time U.S. employees of the Company on the same basis, and similar benefits are provided to most employees in other countries. In addition, the Company will provide for relocation expenses when needed to recruit key executives living outside the San Francisco Area. Management periodically reviews the level of benefits provided to all employees and adjusts those levels as appropriate. Company payments for NEOs pursuant to these other elements of compensation in 2013, 2014 and 2015 are included in the “All Other Compensation” column in the Summary Compensation Table on page 35 of this proxy statement.

Stock Ownership Guidelines

The Company currently has no stock ownership guidelines for its NEOs.

Financial Restatements

The Company has never restated its financial statements and does not have an established practice regarding the adjustment or clawback of bonus payments if the performance measures on which they were based are restated in a manner that would change the amount of an award. To the extent required by law, it will adjust or clawback any payments of compensation.

Section 162(m)

We have considered the potential future effects of Section 162(m) of the Code on the compensation paid to our NEOs. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for each of the CEO and the three other most highly compensated executive officers other than our Chief Financial Officer, unless such compensation is “performance-based” under Section 162(m). We have adopted a policy that, where reasonably practicable, we will seek to qualify the variable compensation paid to our executive officers for an exemption from the deductibility limitations of Section 162(m) but we may make awards of compensation that are not exempt from the deductibility limits.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on the Compensation Committee’s review of, and the discussions with management with respect to, the Compensation Discussion and Analysis, our Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

E. Floyd Kvamme
Patrick Gallagher
Mitzi Reaugh
William Reddersen

The information contained above under the captions “Report of the Audit Committee of the Board of Directors” and “Report of the Compensation Committee of the Board of Directors on Executive Compensation” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference to such filing.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following Summary Compensation Table sets forth summary information concerning the compensation earned by our NEOs, including Patrick J. Harshman, our President and CEO, Harold Covert, our Chief Financial Officer, Carolyn V. Aver, our former Chief Financial Officer and the three other most highly compensated executive officers of the Company in 2015, in each case for services to our Company, in all capacities, during the fiscal years ended December 31, 2015, 2014 and 2013.

Name & Principal Position	Year	Salary	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other(3)	Total
Patrick J. Harshman,	2015	$500,000	$1,108,232	$702,108	$—	$23,782	$2,334,122
President & CEO	2014	500,000	340,725	762,320	52,031	22,774	1,677,850
	2013	494,231	317,900	826,782	403,180	53,982	2,096,075
Carolyn V. Aver,	2015	337,468	313,592	245,736	—	15,863	912,659
Former Chief Financial Officer (4)	2014	365,000	181,720	274,435	18,697	16,222	856,074
	2013	361,885	158,950	338,229	147,425	25,535	1,032,024
Harold L. Covert	2015	72,000	638,000	410,256	—	334	1,120,590
Chief Financial Officer (5)							—
Nimrod Ben-Natan	2015	302,510	234,851	210,632	38,745	85,209	871,947
Senior Vice President and	2014	289,243	162,250	244,277	203,282	77,752	976,804
GM, Edge Business (10)	2013	280,781	115,600	234,560	112,827	72,364	816,132
Bart Spriester	2015	325,000	183,029	140,420	—	124,113(6)	772,562
Senior Vice President,	2014	98,750	344,000	248,410	4,509	56,624(7)	752,293
Video Products
George Stromeyer	2015	253,736	195,514	172,015	165,471	19,548	806,284
Senior Vice President,	2014	281,558	146,025	187,648	255,138	17,773	888,142
Worldwide Sales (9)	2013	153,365	367,800	257,840	128,467	86,202(8)	993,674

(1)
The amounts in this column represent the fair value of the RSU award or option award, as applicable, on the grant date, computed in accordance with applicable accounting standards, and do not reflect actual amounts paid to or received by any officer. The grant date fair market value of the RSUs is based on the closing market price of the common stock on the date of grant. The grant date fair market value of the option awards is calculated using the Black-Scholes valuation model and the assumptions described in footnote 5 on page 36 of this Proxy Statement.

(2)
The amounts in this column represent payments made in February 2016, 2015 and 2014 under our 2015, 2014, and 2013 incentive bonus plans, respectively. For Mr. Stromeyer, the amounts also include payments made under our 2015 and 2014 sales incentive plans.

(3)
The amounts amounts in this column represent group life insurance premiums, and employer paid medical and dental plan premiums. For 2013, with respect to Mr. Harshman and Ms. Aver, the amounts also include a one-time payout of accrued paid time off in April 2013 in connection with the Company eliminating its paid time off policy for exempt U.S. employees. For Mr. Ben-Natan, amounts include payments made into education, pension and disability and social security funds pursuant to Israeli statutory requirements.

(4)	Ms. Aver retired from the Company as of November 2, 2015.

(5)	Mr. Covert was appointed Chief Financial Officer on October 26, 2015.

(6)	This amount includes payment of $50,000 for the second and third installments of Mr. Spriester’s sign-on bonus and $50,289 for relocation- related expenses.

(7)
This amount includes the first $25,000 installment of a $100,000 sign-on bonus in connection with the commencement of Mr. Spriester’s employment with the Company in September 2014 and $20,103 for relocation-related expenses.

(8)	This amount includes a sign-on bonus of $75,000 paid upon the commencement of Mr. Stromeyer’s employment with the Company in June 2013.

(9)	Mr. Stromeyer resigned from the Company on October 30, 2015.

(10)
Mr. Ben-Natan is paid in Israeli Shekel and his salary, non-equity incentive compensation and “all other” amounts set forth in this table have been converted into U.S. dollars using the exchange rate in effect at the time of calculation.

GRANT OF PLAN-BASED AWARDS
The following table summarizes certain information regarding non-equity and equity plan-based awards granted by Harmonic to the NEOs in 2015:

	Grant Date for Equity Based Awards	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock(2)	All Other Option Awards: Number of Securities Underlying Options(3)	Exercise Price of Option Awards(4)	Closing Price on Grant Date	Grant Date Fair Value of Option Awards(5)
Name		Threshold	Target	Maximum
Patrick J. Harshman	3/13/2015	$—	$625,000	$1,250,000	60,000	266,667	$7.58	$7.58	$702,108
	3/13/2015	—	—	—	60,000			7.58
	8/19/2015	—	—	—	34,188			5.81
Carolyn V. Aver (6)	3/13/2015	—	241,236	482,472	31,333	93,333	7.58	7.58	245,736
	8/19/2015	—	—	—	13,096			5.81
Harold Covert (7)	11/2/2015	—	42,250	84,500	110,000	220,000	5.80	5.80	410,256
Nimrod Ben-Natan	3/13/2015	—	181,506	363,012	27,333	80,000	7.58	7.58	210,632
	8/19/2015	—	—	—	4,762			5.81
Bart Spriester	3/13/2015	—	162,500	325,000	17,333	53,333	7.58	7.58	140,420
	8/19/2015	—	—	—	8,889			5.81
George Stromeyer(8)	3/13/2015	—	293,370	586,740	23,333	65,333	7.58	7.58	172,015
	8/19/2015	—	—	—	3,210			5.81

(1)
The estimated future payouts under non-equity incentive plans refer to potential payouts under our 2015 incentive bonus plan. The amounts for Mr. Covert have been prorated since his employment did not commence until October 26, 2015. With respect to Mr. Ben-Natan, his individualized incentive plan was based 50% on the Company's incentive bonus plan metrics and 50% on performance against the Company’s Cable Edge business revenue and contribution profit targets. With respect to Mr. Stromeyer, his individualized incentive plan was based 50% on performance against a sales quota target under the Company’s sales incentive plan and 20% on the Company’s incentive bonus plan metrics. The goals for the 2015 incentive bonus plan, and for the plans for Messrs. Ben-Natan and Stromeyer, were approved by the Compensation Committee on March 10, 2015. The actual payout amounts for each executive officer in 2015, if any, were reviewed and approved by the Compensation Committee and the Board of Directors in February 2016 upon availability of financial results for 2015, and are included in the Summary Compensation Table on page 35 of this Proxy Statement.

(2)
RSUs granted to NEOs on March 13, 2015 vest 40% upon completion of 12 months of service and 15% per six month period thereafter. With respect to the second RSU grant on March 13, 2015 to Mr. Harshman, vesting of 50% to 100% of the total grant was based on performance against certain Company 2015 fiscal year financial targets. With respect to the RSU grants dated August 19, 2015, vesting of 68.75% and 100% of the total grant was based on performance against certain Company financial targets in fiscal 2015. None of the performance-based RSU grants issued to the NEOs in 2015 vested. The RSU grant of November 2, 2015 to Mr. Covert vests 33.33% upon completion of 12 months of service and approximately 16.66% of the remaining shares will vest each six months thereafter.

(3)
Options granted to NEOs during 2015 expire 7 years from the date of grant and vest 25% upon completion of 12 months of service and 1/48 per month thereafter, with the exception of Mr. Covert's option award, which vests 33.33% upon completion of 12 months of service and 1/36 per month thereafter.

(4)	The exercise price for option grants is the fair market value of the Common Stock on the date of grant.

(5)
This amount represents the fair value of the award on the grant date, and is determined according to applicable accounting standards. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The option exercise price has not been deducted from these amounts. The actual value of the option will depend upon the market value of Common Stock at the time the option is exercised. The grant date fair market value of the option awards is calculated using the Black-Scholes valuation model and is based on the following assumptions:

Assumptions	2015 Rate	2014 Rate
Average risk free interest rate	1.5%	1.7%
Average expected term (year)	4.65	4.70
Average expected volatility	38%	40%

(6)	Ms. Aver retired from the Company as of November 2, 2015.

(7)	Mr. Covert was appointed Chief Financial Officer on October 26, 2015.

(8)	Mr. Stromeyer resigned from the Company on October 30, 2015.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2015
The following table summarizes equity awards outstanding as of December 31, 2015 for each of the NEOs.

Name	Vesting Commencement Date(1)	Number of Shares Not Vested		Value of Shares Not Vested(2)	Number of Performance Shares Not Vested		Value of Performance Shares Not Vested(2)	Stock Options Outstanding	Number of Securities Underlying Unexercised Options (# Exercisable)(3)		Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price	Option Expiration Date
Patrick J. Harshman	2/24/2009							195,000	195,000		—	$5.63	2/24/2016
	2/19/2010							195,000	195,000		—	6.41	2/19/2017
	3/4/2011							160,000	160,000		—	9.69	3/4/2018
	2/28/2012							220,000	210,833	(15)	9,167	6.14	2/28/2019
	3/15/2013							330,000	233,750	(16)	96,250	5.78	3/15/2020
	3/14/2014							325,000	148,958	(17)	176,042	6.49	3/14/2021
	3/13/2015							266,667	—	(18)	266,667	7.58	3/15/2022
	2/28/2012	13,750	(4)	$55,963
	3/14/2014	13,125	(5)	53,419
	3/13/2015	60,000	(6)	244,200	244,200	(13)	$244,200
	8/19/2015				34,188	(14)	139,145
Carolyn V. Aver (19)	6/1/2010							220,000	—	(19)	—	$5.73	5/1/2016
	3/4/2011							80,000	80,000	(19)	—	9.69	5/1/2016
	2/28/2012							82,500	82,500	(19)	—	6.14	5/1/2016
	3/15/2013							90,000	90,000	(19)	—	5.78	5/1/2016
	3/14/2014							48,750	48,750	(20)	—	6.49	5/1/2016
Harold L. Covert	11/2/2015							220,000	—	(20)	220,000	$5.80	11/2/2022
	11/2/2015	110,000	(7)	447,700
Nimrod Ben-Natan	2/19/2010							11,375	11,375		—	$6.41	2/19/2017
	3/4/2011							60,000	60,000		—	9.69	3/4/2018
	2/28/2012							65,000	62,291	(21)	2,709	6.14	2/28/2019
	3/15/2013							97,500	69,062	(22)	28,438	5.78	3/15/2020
	3/14/2014							100,000	45,833	(23)	54,167	6.49	3/14/2021
	3/13/2015							80,000	—	(24)	80,000	7.58	3/13/2022
	2/28/2012	5,000	(8)	20,350
	3/14/2014	6,250	(9)	25,438
	3/13/2015	27,333	(10)	111,245
	8/19/2015				4,762	(14)	19,381
Bart Spriester	9/6/2014							100,000	41,663	(25)	58,337	$6.88	9/6/2021
	3/13/2015							53,333	—	(26)	53,333	7.58	3/13/2022
	9/6/2014	25,000	(11)	101,750
	3/13/2015	17,333	(12)	70,545
	8/19/2015				8,889	(14)	36,178
George Stromeyer (19)	6/14/2013							77,776	77,776	(19)		$6.13	3/30/2016
	3/14/2014							33,333	33,333	(19)		6.49	3/30/2016

(1)
Under our 1995 Plan, our RSU awards granted through 2012 vested 25% upon completion of 12 months service and 1/8 per six month period thereafter, contingent upon continued employment. In 2013, a two-year vesting schedule was introduced, with 50% vesting upon completion of 12 months of service and 1/4 vesting per six month period thereafter, contingent upon continued employment. In 2015, a three-year vesting schedule was introduced, with 40% vesting upon completion of 12 months of service, and 15% vesting per six month period thereafter, contingent upon continued employment.

(2)	The value of the shares not vested is the number of shares multiplied by $4.07, the closing price of the Company’s stock on December 31, 2015.

(3)
Under our 1995 Plan, our stock options have generally vested 25% upon completion of 12 months service and 1/48 per month thereafter and expire after seven years, contingent upon continued employment. Exceptions to this vesting are identified in footnotes (19) and (24) below, which have 33.33% vesting upon completion of 12 months service and 1/36 per month thereafter.

(4)	As of December 31, 2015, 96,250 shares subject to this RSU award were vested, and 13,750 shares will vest on February 15, 2016.

(5)	As of December 31, 2015, 39,375 shares subject to this RSU award were vested, and 13,125 shares will vest on February 15, 2016.

(6)
As of December 31, 2015, no shares subject to this RSU award were vested, 24,000 shares will vest on February 15, 2016, and an additional 9,000 shares will vest at six-month intervals thereafter until all shares are vested.

(7)
As of December 31, 2015, no shares subject to this RSU award were vested, 36,666 shares will vest on October 27, 2016, and 18,333 shares will vest at six-month intervals thereafter until all shares are vested.

(8)	As of December 31, 2015, 35,000 shares subject to this RSU award were vested and 5,000 shares will vest on February 15, 2016.

(9)	As of December 31, 2015, 18,750 shares subject to this RSU award were vested, and 6,250 shares will vest on February 15, 2016.

(10)
As of December 31, 2015, no shares subject to this RSU award were vested, 10,934 shares will vest on February 15, 2016, and 4,100 shares will vest at six-month intervals thereafter until all shares are vested.

(11)	As of December 31, 2015, 25,000 shares subject to this RSU award were vested, and 25,000 shares will vest on September 2, 2016.

(12)
As of December 31, 2015, no shares subject to this RSU award were vested, 6,934 shares will vest on February 15, 2016, and 2,600 shares will vest at six-month intervals thereafter until all shares are vested.

(13)
As of December 31, 2015, no shares subject to this performance-based RSU award were vested. The RSUs will vest between 50% and 100% of the total grant based on performance against the Company's fiscal year 2015 revenue targets, as determined by the Compensation Committee of the Company on or before February 15, 2016.

(14)
As of December 31, 2015, no shares subject to this performance-based RSU award were vested. The RSUs will vest between 68.75% and 100% of the total grant based on performance against certain Company earnings per share targets in fiscal year 2015, as determined by the Compensation Committee of the Company on or before March 1, 2016.

(15)	As of December 31, 2015, 210,833 shares subject to this option were vested and an additional 4,583 shares will vest monthly thereafter until all shares are vested.

(16)	As of December 31, 2015, 233,750 shares subject to this option were vested, and an additional 6,875 shares will vest monthly thereafter until all shares are vested.

(17)	As of December 31, 2015, 148,958 shares subject to this option were vested, and an additional 6,771 shares will vest monthly thereafter until all shares are vested.

(18)
As of December 31, 2015, no shares subject to this option were vested, 66,667 shares will vest on February 15, 2016, and an additional 5,556 shares will vest monthly thereafter until all shares are vested.

(19)
As of December 31, 2015, all shares subject to this option were vested and no additional shares will vest. Carolyn Aver retired from the Company as of November 2, 2015. Mr. Stromeyer resigned from the Company on October 30, 2015.

(20)	As of December 31, 2015, no shares subject to this option were vested, 73,326 will vest on October 27, 2016, and an additional 6,111 shares will vest monthly thereafter until all shares are vested.

(21)	As of December 31, 2015, 62,291 shares subject to this option were vested, and an additional 1,354 shares will vest monthly thereafter until all shares are vested.

(22)	As of December 31, 2015, 69,062 shares subject to this option were vested, and an additional 2,031 shares will vest monthly thereafter until all shares are vested.

(23)	As of December 31, 2015, 45,833 shares subject to this option were vested, and an additional 2,083 shares will vest monthly thereafter until all shares are vested.

(24)	As of December 31, 2015, no shares subject to this option were vested, 20,000 will vest on February 15, 2016, and an additional 1,667 shares will vest monthly thereafter until all shares are vested.

(25)	As of December 31, 2015, 41,663 shares subject to this option were vested, and an additional 2,778 shares will vest monthly thereafter until all shares are vested.

(26)	As of December 31, 2015, no shares subject to this option were vested, 13,334 will vest on February 15, 2016, and an additional 1,111 shares will vest monthly thereafter until all shares are vested.

OPTIONS EXERCISED AND STOCK VESTED DURING 2015
The following table summarizes (i) the options exercised during the year ended December 31, 2015 by our NEOs and the value realized upon exercise (which is the number of shares under each option exercised multiplied by (a) the closing price of the Common Stock on the day of exercise, less (b) the exercise price of the respective option), and (ii) the number of shares of Common Stock acquired by our NEOs, and the value of such shares, upon the vesting of RSUs during the year ended December 31, 2015 (where the value realized on vesting is determined by multiplying the number of vested shares by the closing price of the Common Stock on the vesting date):

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Patrick J. Harshman	48,674	$83,580	90,625	$660,575
Carolyn V. Aver (1)	—	—	46,625	339,755
Harold Covert (2)	—	—	—	—
Nimrod Ben-Natan	—	—	37,500	273,075
Bart Spriester	—	—	25,000	142,500
George Stromeyer (3)	—	—	46,875	335,325

(1)	Ms. Aver retired from the Company as of November 2, 2015.

(2)
Mr. Covert was appointed Chief Financial Officer on October 26, 2015. The equity awards relating to Mr. Covert’s tenure in 2015 as a director are shown in the 2015 Compensation of Directors table on page 11 of this Proxy Statement.

(3)	Mr. Stromeyer resigned from the Company on October 30, 2015.

PENSION BENEFITS AND NONQUALIFIED DEFERRED COMPENSATION
There are no pension or retirement benefit plans for any of the NEOs, other than a 401(k) deferred compensation plan which is available to the NEOs based in the U.S. and all regular, full-time U.S. employees of the Company, with matching Company contributions to the 401(k) plan of up to $1,000 per annum per participant, and with respect to Mr. Ben-Natan, a statutory pension and retirement scheme into which the Company is required to make contributions for its Israeli employees.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
The Company does not have employment agreements with any of its NEOs. As described in the Compensation Discussion & Analysis above, under the terms of the respective NEO’s change of control severance agreement, in the event of termination of the NEO other than for cause (as defined in the relevant change of control severance agreement) within 18 months following a change in control of the Company, the NEO will be entitled to certain payments. The Company has entered into change of control severance agreements with each of the NEOs. Based on a hypothetical termination date of December 31, 2015, the respective amounts paid to the NEOs in the event of termination following a change of control would have been:

Name	Salary ($)	Bonus ($)	Value of Unvested Restricted Stock Units (1)(2)	Value of Unvested Stock Options(1)(2)	Other(3)	Total(4)
Patrick J. Harshman	$1,000,000	$625,000	$736,926	$—	$28,782	$2,390,708
Harold L. Covert	390,000	126,750	447,700	—	—	964,450
Nimrod Ben-Natan	302,510	90,753	176,414	—	5,000	574,677
Bart Spriester	325,000	81,250	208,474	—	28,824	643,548

(1)
The amounts in this column represent the value which would have been realized by the acceleration of unvested RSUs and unvested stock options, calculated by, in the case of options, multiplying the number of shares subject to acceleration by the difference between $4.07, the closing price of the Common Stock on December 31, 2015 and the exercise price of the respective option. The value of RSUs is the number of shares multiplied by the closing price of the Common Stock on December 31, 2015.

(2)
The Company’s change of control severance agreements have a provision that all unvested RSUs and options will be fully accelerated upon termination of employment within 18 months following a change of control.

(3)	The amounts in the column “Other” represent the maximum cost of continuing health, dental and life insurance benefits and outplacement fees.

(4)
The Company’s change of control severance agreements have a provision that payments will either be made in full, with the executive paying any applicable IRC Section 280G excise taxes, or the payments will be reduced to a level that does not trigger the Section 280G excise tax, whichever results in a greater amount. The amounts shown in the table assume that the executive would elect to receive full payment and pay any applicable excise taxes.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

EQUITY PLAN INFORMATION AS OF DECEMBER 31, 2015

Plan Category	(a) Number of Securities to be Issued upon Outstanding Options, Warrants and Rights(2)	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2)(3)	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity plans approved by security holders(1)	7,762,763	$4.78	6,821,632

(1)
All of the Company’s equity compensation plans, other than its 1999 Non-Qualified Stock Plan, have been approved by stockholders. This information, as of December 31, 2015, is with respect to the 1995 Plan, the 2002 Plan and the ESPP.

(2)
This column does not reflect options assumed in acquisitions where the plans governing the options will not be used for future awards. At December 31, 2015, there were 129,385 shares of Common Stock subject to outstanding awards under such plans, with a weighted average exercise price of $2.25.

(3)
This column does not reflect the price of shares underlying the assumed options referred to in footnote (2) of this table. The weighted average exercise price of outstanding options, warrants and rights, excluding the Company’s unvested RSUs for which there is no exercise consideration, is $6.66.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company’s Common Stock as of April 1, 2016, by (i) each beneficial owner of more than 5% of the Common Stock; (ii) each director; (iii) each NEO; and (iv) all of the Company’s current directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. The address for each of the directors and NEOs is c/o Harmonic Inc., 4300 North First Street, San Jose, California 95134.

Name and Address of Beneficial Owner	Number of Shares	Percent of Total(1)
BlackRock Inc., 55 East 52nd St. New York, NY 10022(2)	8,481,750	10.97%
The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355(3)	6,949,233	8.99%
Dimensional Fund Advisors LP, Building One, 6300 Bee Cave Road, Austin, TX 78746(4)	6,872,364	8.89%
RGM Capital, LLC, 9010 Strada Stell Court, Suite 105, Naples, FL 34109(5)	6,312,958	8.17%
Epoch Investment Partners, Inc., 399 Park Avenue, New York, New York 10022(6)	5,640,297	7.30%
Pinnacle Associates, Ltd., 335 Madison Ave., Suite 1100, New York, NY 10017(7)	4,739,628	6.13%
Patrick Gallagher(8)	120,831	*
E. Floyd Kvamme(8)	694,232	*
Mitzi Reaugh(9)	107,754	*
William F. Reddersen(8)	149,884	*
Susan G. Swenson(9)	107,754	*
Nikos Theodosopoulos (10)	28,331	*
Patrick J. Harshman(11)	1,586,383	2.05%
Harold Covert(8)	85,640	*
Nimrod Ben-Natan(12)	330,277	*
Bart Spriester(13)	91,655	*
All directors and executive officers as a group (10 persons)(14)	3,302,741	4.27%

*	Percentage of shares beneficially owned is less than one percent of total.

(1)
The number of shares of Common Stock outstanding used in calculating the percentage for each listed person or entity is based on 77,302,281 shares of Common Stock outstanding on April 1, 2016. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable, and RSUs which are currently vested or will become vested, in each case within 60 days of April 1, 2016, are deemed outstanding for purposes of computing the percentage of the person holding such options or RSUs, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)
Based solely on a review of a Schedule 13G/A filed with the SEC on January 26, 2016 by BlackRock Inc., on behalf of itself and its wholly owned subsidiaries. BlackRock Inc. and its wholly owned subsidiaries reported sole voting and dispositive power with respect to all such shares.

(3)
Based solely on a review of a Schedule 13G/A filed with the SEC on February 11, 2016 by The Vanguard Group. The Vanguard Group reported sole voting and dispositive power with respect to all such shares.

(4)
Based solely on a review of a Schedule 13G/A filed with the SEC on February 9, 2016 by Dimensional Fund Advisors LP. Dimensional Fund Advisors reported sole voting and dispositive power with respect to all such shares.

(5)	Based solely on a review of a Schedule 13G filed with the SEC on February 16, 2016 by RGM Capital, LLC. RGM Capital, LLC reported sole voting and dispositive power with respect to all such shares.

(6)
Based solely on a review of a Schedule 13G/A filed with the SEC on February 11, 2016 by Epoch Investment Partners, Inc. and TD Asset Management Inc. Epoch Investment Partners, Inc. and TD Asset Management Inc. reported sole voting and dispositive power with respect to all such shares.

(7)
Based solely on a review of a Schedule 13G filed with the SEC on February 10, 2016 by Pinnacle Associates, Ltd. Pinnacle Associates, Ltd. reported sole voting and dispositive power with respect to all such shares.

(8)	Includes no shares which may be acquired upon exercise of options exercisable or vesting of RSUs within 60 days of April 1, 2016.

(9)	Includes 30,000 shares which may be acquired upon exercise of options exercisable or vesting of RSUs within 60 days of April 1, 2016.

(10)	Includes 12,500 shares which may be acquired upon exercise of options exercisable or vesting of RSUs within 60 days of April 1, 2016.

(11)	Includes 1,109,270 shares which may be acquired upon exercise of options exercisable or vesting of RSUs within 60 days of April 1, 2016.

(12)	Includes 296,843 shares which may be acquired upon exercise of options exercisable or vesting of RSUs within 60 days of April 1, 2016.

(13)	Includes 72,220 shares which may be acquired upon exercise of options exercisable or vesting of RSUs within 60 days of April 1, 2016.

(14)	Includes 1,550,833 shares which may be acquired upon exercise of options exercisable or vesting of RSUs within 60 days of April 1, 2016.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC and the NASDAQ Stock Market. Executive officers, directors and greater than 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms prepared and filed by it or received by it or on written representations from the reporting persons, the Company believes that, with respect to 2015, all filing requirements applicable to its officers, directors and 10% stockholders were complied with.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
It is Harmonic’s policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in the Company’s Code of Business Conduct and Ethics, which is posted on our website. All related party transactions must be reviewed and approved by the Company’s Audit Committee.
Except for the compensation agreements and other arrangements that are described under “Executive Compensation”, beginning on page 35 of this Proxy Statement, there was not during 2015, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, 5% stockholder or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
The Company’s Audit Committee has the responsibility to review proposed related party transactions for potential conflicts of interest and to approve all such transactions in advance.
OTHER MATTERS
The Company knows of no other matters to be properly submitted for stockholder action at the 2016 Annual Meeting. If any other matters properly come before the Annual Meeting, your shares of Common Stock will be voted at the discretion of the designated proxy holders.
IT IS IMPORTANT THAT ALL PROXIES BE RETURNED PROMPTLY. THE BOARD OF DIRECTORS URGES YOU TO VOTE VIA THE INTERNET OR BY TELEPHONE AS INSTRUCTED ON THE E-PROXY NOTICE OR PROXY CARD, OR IF YOU HAVE REQUESTED PROXY MATERIALS IN PAPER FORM, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE
.

By Order of the Board of Directors,

Timothy C. Chu
Corporate Secretary
Dated: April 28, 2016

harmonic

HARMONIC INC.
4300 NORTH FIRST STREET
SAN JOSE, CA 95134

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 Patrick J. Harshman   02 Patrick Gallagher   03 E. Floyd Kvamme   04 Mitzi Reaugh   05 William F. Reddersen
06 Susan G. Swenson   07 Nikos Theodosopoulos

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000291295_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com .

HARMONIC INC.
Annual Meeting of Stockholders
June 9, 2016
This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of Harmonic Inc., a Delware corporation (the "Company"), hereby appoints Patrick J. Harshman and Harold Covert, and each or either of them, as proxies of the undersigned, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on Thursday, June 9, 2016 at 9:00 AM, PDT, at the Company's principal offices, 4300 North First Street San Jose, California 95134, and any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on matters set forth on the reverse side of this ballot.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, the shares will be voted FOR all nominees and FOR all other proposals described herein, in accordance with the recommendations of the Board of Directors, and with respect to any other materials that properly come before the Annual Meeting, as the proxy holders may determine in their discretion.

0000291295_2 R1.0.1.25

Continued and to be signed on reverse side